As filed with the Securities and Exchange Commission on March 30, 2001

===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-1A


REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933             [ ]

     Registration No. 333-88553

     Pre-Effective Amendment No.                                    [ ]
                                 ---

     Post-Effective Amendment No.  1                                [X]
                                  ---


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940     [ ]

     Registration No. 811-09609

     Amendment No.  2                                               [X]
                   ---

                              EAGLE FUNDS
          (Exact Name of Registrant as Specified in Charter)


     250 North Rock Road, Suite 150, Wichita, Kansas         67206-2241
         (Address of Principal Executive Offices)            (Zip Code)


     Registrant's Telephone Number, including Area Code:  (316) 681-3123


           Robin K. Pinkerton                            Copies to:
               President                               Mark J. Kneedy
              Eagle Funds                            Chapman and Cutler
          250 North Rock Road                     111 West Monroe Street
               Suite 150,                         Chicago, Illinois 60603
     Wichita, Kansas  67206-2241
(Name and Address of Agent for Service)



It is proposed that this filing will become effective (check appropriate box):
     [X] immediately upon filing pursuant to paragraph (b)
     [ ] on (date) pursuant to paragraph (b)
     [ ] 60 days after filing pursuant to paragraph (a)(1)
     [ ] on (date) pursuant to paragraph (a)(1)
     [ ] 75 days after filing pursuant to paragraph (a)(2)
     [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:
     [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

===============================================================================

                                    CONTENTS

                                       OF

                         POST-EFFECTIVE AMENDMENT NO. 1






This Post-Effective Amendment to the Registration Statement comprises the following papers and contents:

     The Facing Sheet

     Part A - Prospectus for The Nasdaq 100 Index Fund

     Part B - The Statement of Additional Information

     Part C - Other Information

     Signatures

     Index to Exhibits

     Exhibits

                                     [LOGO]

                             NASDAQ 100 INDEX FUND



                           PROSPECTUS  MARCH 30, 2001














The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                      RANSON & ASSOCIATES, INC.

TABLE OF CONTENTS
----------------------------------------------------------------------------

     SECTION 1     THE FUND                                           PAGE 2

       Fund Overview                                                       3

     -----------------------------------------------------------------------

     SECTION 2     HOW WE MANAGE YOUR MONEYPAGE                            7

       The Investment Adviser and Distributor of the Fund7
       Management Fees                                                     7
       The Nasdaq-100 Index                                                7
       Investment Strategy                                                 9
       A Word About Risk                                                  11

     -----------------------------------------------------------------------

     SECTION 3     HOW TO BUY AND SELL SHARES                        PAGE 13

       How to Choose a Share Class                                        13
       How to Reduce Your Sales Charge                                    14
       Distribution and Service Plan                                      15
       How to Buy Shares                                                  15
       Automatic Investing                                                17
       Automatic Withdrawal Plan                                          17
       Additional Services                                                18
       How to Sell Shares                                                 18

     -----------------------------------------------------------------------

     SECTION 4     DIVIDENDS, DISTRIBUTIONS AND TAXES                PAGE 20

     -----------------------------------------------------------------------

     SECTION 5     GENERAL INFORMATION                               PAGE 22

       Net Asset Value                                                    22
       Fund Service Providers                                             22
       Nasdaq-100 Index(R) Licensing Agreement                            22

     -----------------------------------------------------------------------

     SECTION 6     FINANCIAL HIGHLIGHTS                              PAGE 24

     -----------------------------------------------------------------------

     SECTION 7     AVAILABLE INFORMATION ABOUT THE FUND              PAGE 25

     -----------------------------------------------------------------------


                                                     Nasdaq 100 Index Fund     1

                                     [LOGO]

                              NASDAQ 100 INDEX FUND


SECTION1     THE FUND
---------------------

PROSPECTUS

  This prospectus is intended to provide important information to help you evaluate whether the The Nasdaq 100 Index Fund may be right for you. Please read it carefully before investing and keep it for future reference.

  To learn more about how the Fund can help you achieve your financial goals, talk with your financial adviser or call us at (877) NASDAQ2 (877-627-3272) for more information.
























2     Nasdaq 100 Index Fund

FUND OVERVIEW

INVESTMENT OBJECTIVE

  The Fund seeks to match the investment results of the Nasdaq-100 Index.

HOW THE FUND PURSUES ITS OBJECTIVE

  The Fund invests in the common stocks that comprise the Nasdaq-100 Index. The Nasdaq-100 Index is composed of 100 of the largest and most active non-financial, domestic and international companies listed on the Nasdaq Stock Market, Inc. The Nasdaq-100 Index reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology.

  In managing the Fund, we use a "passively" managed or index approach. We seek to create a mix of securities that will track, as closely as possible, the investment results of the Nasdaq-100 Index. The Fund therefore seeks to invest all of its assets in all of the stocks of the Nasdaq-100 Index to the extent feasible, subject to any cash or cash equivalents held for temporary cash management purposes. The Fund seeks to hold stocks found in the Nasdaq-100 Index in roughly the same proportions as represented by the index itself. The Fund attempts to be fully invested at all times in the stocks of the Nasdaq-100 Index.

  Because the Fund invests in the securities that comprise the index, if the index is concentrated in an industry or industries, the Fund may also concentrate in that industry or group of industries. Currently, the Nasdaq-100 Index generally includes a concentration of technology-related companies. The Fund therefore will likewise be concentrated in such companies.

WHAT ARE THE RISKS OF INVESTING IN THE FUND?

  The principal risk of investing in the Fund is market risk. Market risk is the risk that a particular stock, an industry, or stocks in general may fall in value. Because the Fund is non-diversified, the Fund is exposed to additional market risk. A non-diversified fund may invest a relatively high percentage of its assets in a limited number of issuers. Non-diversified funds are more susceptible to any single political, regulatory or economic occurrence and to
the financial condition of individual issuers in which it invests.   In
addition, in tracking the Nasdaq-100 Index, the Fund may also concentrate in issuers of a single industry or group of industries. As noted, the Nasdaq-100 Index generally includes a concentration of technology-related companies. Stocks of these companies will therefore represent a correspondingly large component of the Fund's investment assets. Technology company stocks have in the past experienced substantial market price fluctuations. A concentration in stocks in a single industry entails a higher degree of risk than a portfolio that does not concentrate.

  The Fund may also invest in foreign securities. Foreign companies may be affected by adverse political, diplomatic and economic developments; changes in foreign currency exchange rates; taxes; less publicly available information; and other factors.

  The Fund's investment adviser may not be able to cause the Fund's performance to match the performance of the Nasdaq-100 Index either on a daily or aggregate basis. The Fund's performance may not correspond exactly to the performance of the index due to a variety of factors including changes in the securities markets, the manner in which the total return of the index is calculated, the size of the Fund's portfolio, the ability of the Fund to own each of the index stocks with the appropriate weighting at a particular time, tracking errors, sales loads and Fund expenses, the time that elapses between a change in the index and a change in the Fund, and the timing, frequency and size of shareholder purchases and redemptions.


                                                     Nasdaq 100 Index Fund     3

  You should also be aware that in the event that one or more stocks which currently represent a large component of the index were to leave the Nasdaq Stock Market, a company with a large market capitalization was to list its shares on the Nasdaq Stock Market, or if there was a significant rebalancing of the index, then the composition and weighting of the index and correspondingly the composition and weighting of the securities in the Fund would change significantly and the performance of the Fund would reflect the performance of the index as newly reconfigured.

  An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. As with any investment, loss of money is a risk of investing.

IS THIS FUND RIGHT FOR YOU?

  This Fund may be an appropriate investment if you are:

  * Looking for a simple way to match the performance of a specific stock market index.
  * Seeking a stock mutual fund as part of a balanced and diversified investment program.
  *  Seeking growth of your capital over the long term - at least five years.

  You should not invest in this Fund if you are:

  *  Unwilling to accept significant fluctuations in share price.
  *  Hoping to beat the stock market.

HOW THE FUND HAS PERFORMED

  The bar chart and table below illustrate the annual Fund calendar year return for the past year as well as average annual Fund and index returns for the periods indicated. This information is intended to give some indication of the risks of an investment in the Fund by comparing the Fund's performance with broad measures of market performance. The bar chart and the highest/lowest quarterly returns do not reflect sales charges, which would reduce returns, while the average annual return table does reflect sales charges. The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

                                [BAR CHART]

         CALENDAR YEAR TOTAL RETURN CLASS A SHARES          YEAR
         -----------------------------------------          ----
                          -37.09%                           2000

For the period shown in the bar chart, the Fund's highest and lowest quarterly returns were 16.64% and -33.76%, respectively, for the quarters ended March 31, 2000 and December 31, 2000.



4     Nasdaq 100 Index Fund

              AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2000

                                               ONE YEAR     SINCE INCEPTION
                                               --------     ---------------
         Class A (inception date 12/7/99)       -38.68%         -27.65%
         Class C (inception date 12/20/99)      -38.41%         -31.11%
         Nasdaq-100 Index(1)                    -36.84%         -25.57%(2)
         Nasdaq Composite Index(1)              -39.29%         -29.58%(2)
         S&P 500 Index(1)                        -9.03%          -4.86%(2)

(1) The Nasdaq-100 Index and the Nasdaq Composite Index are both unmanaged indices that are widely recognized indicators of over-the-market performance. The Nasdaq Composite Index measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market.
     The S&P 500 Index is an unmanaged index generally representative of the U.S. market for large-capitalization stocks. These indices' returns assume the reinvestment of dividends and do not reflect applicable sales charges.

(2) The average annual return given is since the inception date of Class A shares.


                                FEES AND EXPENSES

  The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.


                                SHAREHOLDER FEES
                  (FEES PAID DIRECTLY FROM YOUR INVESTMENT)(1)

SHARE CLASS                                                                         A            C          Y(2)
                                                                                 --------     --------     -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage
   of offering price)                                                            2.50%(3)     None         None
Maximum Deferred Sales Charge                                                    None(3)      1.00%(4)     None
   (as a percentage of the lesser of the purchase price or redemption value)
Maximum Sales Charge Imposed on Reinvested Dividends                             None         None         None
Redemption Fees                                                                  None(5)      None(5)      None(5)
Exchange Fees                                                                    None         None         None



                        ANNUAL FUND OPERATING EXPENSES(6)
                  (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

SHARE CLASS                                           A         C          Y
                                                    -----     -----     --------
Management Fees                                     0.50%     0.50%     0.50%
12b-1 Distribution and Service Fees                 0.25%     1.00%     0.25%
Other Expenses                                      5.59%     5.45%     4.85%(8)
Total Annual Fund Operating Expenses-Gross(7)  .    6.34%     6.95%     5.60%(8)

---------------
(1) Authorized Dealers and other firms may charge fees for shareholder transactions or for advisory services. Please see their materials for details.


                                                     Nasdaq 100 Index Fund     5

(2) Class Y shares may be purchased only under limited circumstances, or by specified classes of investors. See "How to Buy and Sell Shares."
(3) The maximum sales charge imposed on purchases of Class A shares is reduced for purchases of $100,000 or more. Certain Class A purchases at net asset value of $1 million or more may bear a contingent deferred sales charge
     (CDSC) if redeemed within 18 months of purchase. See "How to Buy and Sell Shares."
(4)  Class C shares redeemed within one year of purchase bear a 1% CDSC.
(5) Redemptions by wire will be charged a $10 fee and redemptions from IRA accounts will be charged a $12.50 fee.
(6) Long-term holders of Class C shares may pay more in Rule 12b-1 fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the National Association of Securities Dealers Conduct Rules. The percentages for "Other Expenses" include an annual licensing fee the Fund will pay to Nasdaq.
(7) The percentages shown for Total Operating Expenses do not reflect a voluntary commitment by the Fund's investment adviser to waive fees and reimburse expenses through November 30, 2001 in order to prevent Total Annual Fund Operating Expenses (excluding any distribution or service fees and extraordinary expenses) from exceeding 1.50% of the average daily net asset value of any class of Fund shares. After fee waivers and expense reimbursements, the Fund's Total Annual Operating Expenses for Class A Shares and Class C Shares were 1.75% and 2.50%, respectively, for the most recent fiscal year.
(8) As of the date of this prospectus, there were no Class Y shares outstanding. Accordingly, the "Other Expenses" for Class Y shares are based on estimated amounts for the current fiscal year.

  The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of a period. The example assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The example does not reflect the voluntary commitment by Ranson to waive certain fees or reimburse expenses. (See footnote 7 to the fee table above.) Your actual returns and costs may be higher or lower.

                              REDEMPTION                           NO REDEMPTION
    SHARE CLASS        A          C          Y              A          C          Y
                     ------     ------     ------         ------     ------     ------

    1 Year             $864       $786       $558           $864       $688       $558
    3 Years          $2,067     $2,025     $1,665         $2,067     $2,025     $1,665
    5 Years          $3,239     $3,310     $2,758         $3,239     $3,310     $2,758
    10 Years         $6,033     $6,309     $5,435         $6,033     $6,309     $5,435


6     Nasdaq 100 Index Fund

SECTION 2     HOW WE MANAGE YOUR MONEY
--------------------------------------

  To help you understand the Fund better, this section includes a discussion of the investment adviser, our investment strategy, the Nasdaq-100 Index and the risks you face in investing in the Fund. For a more complete discussion of these matters, please consult the Statement of Additional Information.

THE INVESTMENT ADVISER AND DISTRIBUTOR OF THE FUND

  Ranson & Associates, Inc. ("Ranson"), 250 North Rock Road, Suite 150,
Wichita, KS 67206-2241, has overall responsibility for management of the Fund. Ranson manages the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services. The Fund's Board of Trustees has general supervisory responsibility for the Fund and supervises Ranson's duties. Ranson also serves as the selling agent and distributor of the Fund's shares. In this capacity, Ranson manages the offering of the Fund's shares and is responsible for all sales and promotional activities. Ranson and its predecessor companies have been and are active sponsors of unit investment trusts and currently sponsor trusts with assets in excess of $1,525,000,000. Ranson is also active in public finance and serves as financial advisor and underwriter for Kansas municipalities. During its history, Ranson has served as investment adviser to three mutual funds with assets under management of approximately $180,000,000.

  Alex R. Meitzner, Chairman of the Board and Director of Ranson & Associates, Inc. serves as Fund portfolio manager, responsible for the day-to-day management of the Fund's portfolio. Mr. Meitzner has been active in the securities business for over 15 years. During that time, he was responsible for the management of three mutual fund portfolios with assets in excess of $180,000,000. Since 1996, he has supervised the surveillance and evaluation of approximately 700 unit investment trusts containing equity, municipal, government and corporate securities valued at approximately $2,500,000,000.

MANAGEMENT FEES

  For providing these services, Ranson is paid an annual Fund management fee of 0.50% of the average daily net asset value of the Fund. After fee waivers and expense reimbursements, the Fund did not pay Ranson a management fee for the most recent fiscal year.

THE NASDAQ-100 INDEX

  The Fund seeks to match the investment results of the Nasdaq-100 Index (the "Index"). This objective is fundamental, which means that it cannot be changed unless a majority of Fund shareholders vote to do so. The Nasdaq-100 Index is composed of 100 of the largest and most active non-financial, domestic and international common stocks listed on the Nasdaq Stock Market, Inc. ("Nasdaq") based on market capitalization. The Nasdaq, which began operations in 1971, is one of the first fully electronic stock markets in the world.

  The Nasdaq-100 Index reflects Nasdaq's largest companies across major industry groups, including computer hardware and software, telecommunications, retail/wholesale trade and biotechnology. As of December 31, 2000, the Index was comprised of the following industry sectors: Computers & Office Equipment (36.2%), Computer Software/Services (29.6%), Telecommunications (19.1%), Biotechnology (9.2%), Retail/Wholesale Trade (2.4%), Services (2.4%), Healthcare (0.6%), and Manufacturing (0.5%). As of December 31, 2000, one company (Cisco) represented 6.2% of the Index and the five largest holdings represented 26.2% of the Index. Eligibility criteria for


                                                     Nasdaq 100 Index Fund     7
the Nasdaq-100 Index currently includes a minimum average daily trading volume of 100,000 shares. Generally, companies also must have seasoned on Nasdaq or another major exchange, which means they have been listed for a minimum of two years (one year if the security would otherwise qualify to be in the top 25% of the issuers included in the Index based on market capitalization). If the security is a foreign security, the company must have a worldwide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume of at least 200,000 shares per day. In addition, foreign securities must be eligible for listed-options trading.

  The Index is calculated under a "modified capitalization weighted" methodology, which is a hybrid between equal weighting and conventional capitalization weighting. This methodology is expected to promote the diversification of the underlying securities in the Index while retaining in general the economic attributes of capitalization weighting. Under this methodology, Nasdaq reviews the composition of the Index on a quarterly basis and will adjust the relative weightings of the stocks in the Index if certain pre-established weight distribution requirements for a diversified portfolio are not met. The composition and weighting of the securities in the Fund will be based upon the Index as calculated under this methodology or as it may be modified in the future.

  In addition, Nasdaq annually adjusts the stocks included in the Index to reflect changes in market capitalization of the Index-eligible securities. Nasdaq also monitors the securities in the Index for changes in their total shares outstanding due to secondary offerings, repurchases, conversions or other corporate actions and may adjust the Index share weights to reflect these changes. Additionally, Nasdaq may periodically replace one or more securities in the Index due to mergers, acquisitions, bankruptcies, delistings from the Index, or other market conditions. Nasdaq may from time to time modify the Index in any manner including the method used in calculating the Index level, the Index eligibility criteria, the annual ranking review, and the process for rebalancing the Index without regard to the Fund. Because the Fund seeks to match the investment results of the Nasdaq-100 Index, the Fund would adjust the composition of its portfolio to the extent feasible to conform to any changes to the Index. For additional information on the Index, please see "Nasdaq-100 Index" in the Statement of Additional Information.

  You should note that inclusion of a security in the Index in no way implies an opinion by the sponsor of the Index as to its attractiveness as an investment. The Fund is not sponsored, endorsed, sold or promoted by Nasdaq, the sponsor of the Nasdaq-100 Index, its affiliates or the National Association of Securities Dealers, Inc.

  The following table depicts the Year-End Index Value for the Nasdaq-100 Index from inception (February 1, 1985) to December 31, 2000 as well as the annual returns of the Nasdaq-100 Index, the Standard & Poor's 500 Composite Stock Price Index ("S&P 500") and the Dow Jones Industrial Average ("DJIA"). Investors should note that the figures below represent past performance of the Nasdaq-100 Index, S&P 500 and the DJIA and not their future performance or the performance of the Fund (which includes certain fees and expenses). Past performance is, of course, no guarantee of future results.



8     Nasdaq 100 Index Fund

                                     YEAR-END     NASDAQ-100 INDEX      S&P 500         DJIA
                                    NASDAQ-100         ANNUAL           ANNUAL         ANNUAL
         YEAR                      INDEX VALUE*       RETURNS**        RETURNS**      RETURNS**
         ----                      ------------   ----------------     ---------      ---------

February 1, 1985                       125                -               -              -
1985                                   132.29            5.83%          31.05%         32.78%
1986                                   141.41            6.89%          18.54%         26.92%
1987                                   156.25           10.49%           5.67%          6.02%
1988                                   177.41           13.54%          16.34%         15.95%
1989                                   223.83           26.17%          31.22%         31.71%
1990                                   200.53          (10.41)%         (3.13)%        (0.58)%
1991                                   330.85           64.99%          30.00%         23.93%
1992                                   360.18            8.87%           7.43%          7.35%
1993                                   398.28           10.58%           9.92%         16.71%
1994                                   404.27            1.50%           1.28%          4.95%
1995                                   576.23           42.54%          37.12%         36.45%
1996                                   821.36           42.54%          22.68%         28.58%
1997                                   990.80           20.63%          33.10%         24.78%
1998                                 1,836.01           85.31%          28.34%         18.00%
1999                                 3,707.83          101.95%          20.89%         27.01%
2000                                 2,341.70          (36.84)%         (9.03)%        (4.74)%
Average Annual Return Since                           ----------      ----------     ----------
   Nasdaq-100 Index's Inception                         20.21%          16.47%         17.65%

* The table uses data that is adjusted to reflect that the Nasdaq-100 Index level was halved on January 3, 1994, and does not reflect reinvestment of dividends for the Nasdaq-100 Index.
** The Nasdaq-100 Index annual returns have been calculated from the year end values and do not reflect reinvestment of dividends. The S&P 500 and the DJIA annual returns assume that dividends are reinvested as they are received. The 1, 5, and 10 year annual returns for the Nasdaq-100 Index are (36.84)%, 32.33%, and 27.85% respectively. The 1, 5, and 10 year annual returns for the S&P 500 are (9.03)%, 18.15%, and 17.25% respectively. The 1, 5, and 10 year annual returns for the DJIA are (4.74)%, 18.01%, and 17.68% respectively.
Source:  Bloomberg

  Because the Fund is sold to the public at net asset value plus the applicable sales charge, the Fund has operating expenses, and the Fund has correlation risk as described in this Prospectus, an investment in the Fund may result in investment performance to shareholders somewhat reduced from that reflected in the above table.

INVESTMENT STRATEGY

  This section explains how the investment adviser pursues the Fund's objective of matching the performance of the Nasdaq-100 Index. Unlike the Fund's investment objective, the adviser's investment strategy is not fundamental and can be changed by the Fund's Board of Trustees without shareholder approval.



                                                     Nasdaq 100 Index Fund     9

SECURITY SELECTION

  The Fund employs a "passively" managed investment-or index-approach. Ranson, the Fund's adviser, will seek to create a mix of securities that will match the performance of the Nasdaq-100 Index. The Fund will hold as many of the Nasdaq-100 Index stocks as is feasible in order to achieve the Fund's objective of attempting to duplicate substantially the total return of the Nasdaq-100 Index. The Fund attempts to be fully invested at all times in the stocks that comprise the Nasdaq-100 Index. The Fund will hold the stocks found in the Nasdaq-100 Index in roughly the same proportions as represented in the Index itself. For example, if 5% of the Nasdaq-100 Index was made up of the assets of a specific company, the Fund would invest the same proportion of its assets in that company. Because of certain diversification requirements imposed on mutual funds by the federal tax laws; however, the Fund may not be able to duplicate the Index without being in violation of these tax laws. Subject to these limitations, we will seek to match the company weightings in the Index. In seeking to track the Index, the Fund may concentrate in issuers of a single industry or industries (that is to invest 25% or more of its net assets in a particular industry or group of industries).

  The Fund will attempt to achieve a correlation between the performance of its portfolio and that of the Index, in both rising and falling markets, of at least
 .97, without taking into account expenses. A correlation of 1.00 would indicate perfect correlation, which would be achieved when the Fund's net asset value, including the value of its dividends and capital gain distributions, increases or decreases in exact proportion to changes in the Index. The Fund's ability to correlate its performance with that of the Index, however, may be affected by several factors including changes in securities markets, the manner in which the total return of the Nasdaq-100 Index is calculated, the size of the Fund's portfolio, the ability of the Fund to own each of the Index stocks with the appropriate weighting at a particular time, tracking errors, the time that elapses between a change in the Index and a change in the Fund, and the timing, frequency and size of shareholder purchases and redemptions. The Fund also incurs operating expenses which the Nasdaq-100 Index does not have. Therefore, while the Fund as an index fund is expected to track its target index as closely as possible, it will not be able to match the performance of the Index exactly. The Fund will use cash flows from shareholder purchase and redemption activity to maintain, to the extent feasible, the similarity of its portfolio to the securities comprising the Nasdaq-100 Index.

PORTFOLIO TURNOVER

  Although the Fund seeks to invest for the long term, the Fund retains the right to sell securities regardless of how long they have been held. Generally, a passively managed fund sells securities only to respond to redemption requests or to adjust the number of shares held to reflect a change in the fund's target index. Because of this, the turnover rate for the Fund is expected to be less than 10% during normal market conditions.

  Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income.

FOREIGN INVESTMENTS

  The Fund may invest in foreign securities, including American Depositary Receipts ("ADRs") of foreign companies to the extent necessary to carry out its investment strategy of holding all of the stocks that comprise the


10     Nasdaq 100 Index Fund

Nasdaq-100 Index. ADRs are denominated in U.S. dollars and are typically issued by a U.S. bank or trust company. An ADR evidences ownership of an underlying foreign security.

SHORT-TERM INVESTMENTS

  Although the Fund attempts to be fully invested at all times in the stocks of the Nasdaq-100 Index, to keep cash on hand fully invested pending its investment in securities or to avoid liquidating portfolio securities to meet shareholder redemptions and distributions, the Fund may invest in short-term investments including U.S. government securities, time deposits, certificates of deposit, bankers' acceptances, high-grade commercial paper and repurchase agreements.
See the Statement of Additional Information for a description of these instruments.

INVESTMENT LIMITATIONS

  The Fund has adopted limitations on some of its investment policies. These limitations include that the Fund will not borrow money, except for temporary or emergency purposes in an amount not exceeding 33 1/3% of its assets. Whenever the Fund's outstanding borrowing is more than 5% of its assets, it will stop making investments. A complete list of the Fund's investment limitations can be found in the Statement of Additional Information. These limitations are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

  In addition, as a non-fundamental policy, the Fund currently does not intend to invest in stock futures and option contracts.

A WORD ABOUT RISK

  Risk is inherent in all investing. Investing in a mutual fund - even the most conservative - involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Recently, equity markets have experienced significant volatility. Therefore, before investing you should consider carefully the following risks that you assume when you invest in the Fund. Because of these and other risks, you should consider an investment in the Fund to be a long term investment.

  Market risk: the risk that a particular stock, an industry, or stocks in general may fall in value. Stock market prices tend to move in cycles, with periods of rising stock prices and periods of falling stock prices. Market value may be affected by a variety of factors including: general stock market movements, changes in the financial condition of an issuer or an industry, changes in perceptions about an issuer or an industry, interest rates and inflation, government policies and litigation, and purchases and sales of securities by the Fund.

  Inflation Risk: inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money.

  Non-Diversified Status: the Fund is classified as "non-diversified." As a result, the proportion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940 (the "1940 Act"). A "diversified" investment company is required by the 1940 Act generally, with respect to 75% of its total assets, to invest not more than 5% of such assets in the securities of a single issuer. Depending upon the composition of the Nasdaq-100 Index, a relatively high percentage of the Fund's assets may be invested in the securities of a limited number of issuers. The Fund therefore is more susceptible to any single economic, political or regulatory occurrence and to the financial conditions of the issuers in which it invests.


                                                    Nasdaq 100 Index Fund     11

  In addition, in tracking the Nasdaq-100 Index, the Fund may concentrate in issuers of a single industry or industries. Currently, the Nasdaq-100 Index generally includes a concentration of technology and technology-related companies. Consequently, a relatively large portion of the Fund's assets may be invested in companies in this industry, such as companies that manufacture or design computers, computer-related equipment, communication systems, electronic products and other related products or in a particular issuer in this industry, such as Microsoft. The Fund therefore stands a greater chance of being hurt by adverse changes affecting the technology industry and such issuers. In the past, the technology common stocks have experienced extreme price and volume fluctuations that are often unrelated to the operating performance of such companies. This market volatility may adversely affect the market price of the Fund. These companies also encounter rapid changes in technology, worldwide competition, rapid obsolescence of products and services, cyclical market patterns, rapidly evolving industry standards, and frequent new product introductions. Operating results of these companies may be adversely affected by unexpected changes in technology affecting their products or in the market for products based on a particular technology, an increase in price or a disruption or interruption in the supply of key components, or the failure to comply with rigorous industry standards. Although the Fund may be concentrated in certain industries and issuers as it seeks to track the Nasdaq-100 Index, you should note that to meet federal tax requirements, at the close of each quarter, the Fund may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer.

  Correlation Risk: The Fund's adviser may not be able to cause the Fund's performance to match the performance of the Nasdaq-100 Index, either on a daily or aggregate basis. While the Fund does not expect to deviate significantly from the Nasdaq-100 Index on a daily basis, factors such as sales loads and Fund expenses, imperfect correlation between the Fund's investments and those of the Index, rounding of share prices, the time that elapses between a change in the Index and a change in the Fund, the possibility of index tracking errors, and regulatory policies may affect its ability to achieve a close correlation.

  Foreign Risks: Certain of the securities included in the Fund may be stocks and American Depositary Receipts (ADRs) of foreign companies. Foreign securities present risks beyond securities of U.S. issuers. Foreign companies may be affected by various factors such as adverse political, diplomatic and economic developments; political or economic instability; higher brokerage costs; changes in foreign currency exchange rates; less liquidity; more volatile prices; reduced government regulation; different accounting standards; taxes and less publicly available information.

  Litigation: Microsoft Corporation, which currently represents a significant percentage of the Nasdaq-100 Index, is currently engaged in litigation with the U.S. Department of Justice and several state Attorneys General. The complaints against Microsoft include, copyright infringement, unfair competition, and anti-trust violations. The claims seek injunctive relief and monetary damages. In the action brought against Microsoft by the U.S. Department of Justice, the United States District court for the District of Columbia issued findings of fact that included a finding that Microsoft possesses and exercises monopoly power. The court also entered an order finding that Microsoft exercised this power in violation of the Sherman Antitrust Act and various state antitrust
laws.   Subject to appeal, the court has determined that Microsoft must split into two companies and change some of its business practices. One company would retain the Microsoft Windows operating systems; the other company would offer Microsoft's other software and Web products - such as Outlook, Internet Explorer, BackOffice and Microsoft Network. Microsoft has appealed this ruling. It is possible that any remedy could have a material adverse impact on Microsoft, however, it is impossible to predict the impact that any penalty may have on Microsoft's business in the future.


12     Nasdaq 100 Index Fund

SECTION 3     HOW TO BUY AND SELL SHARES
----------------------------------------

  You can choose from three classes of Fund shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial adviser can help you determine which class is best for you. We offer a number of features for your convenience. Please see the Statement of Additional Information for further details.

HOW TO CHOOSE A SHARE CLASS

  In deciding whether to purchase Class A, Class C or Class Y shares, you should consider:

  *  the amount of your purchase;
  *  how long you expect to hold the shares;
  *  the amount of any up-front sales charge;
  * whether a contingent deferred sales charge (CDSC) would apply upon redemption;
  * the amount of any distribution or service fees that you may incur while you own the shares;
  * whether you will be reinvesting income or capital gain distributions in additional shares;
  *  whether you qualify for a sales charge waiver or reduction;
  *  whether you meet the eligibility criteria for the class.

  For a summary of the charges and expenses for each class, please see "Fees and Expenses".

CLASS A SHARES

  You can buy Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in "How to Reduce Your Sales Charge." Class A shares are also subject to an annual service fee of 0.25% which compensates your financial adviser for providing ongoing service to you. The up-front Class A sales charge is as follows:

                                                                                 AUTHORIZED DEALER
                            SALES CHARGE AS % OF      SALES CHARGE AS % OF      COMMISSION AS % OF
    AMOUNT OF PURCHASE      PUBLIC OFFERING PRICE     NET AMOUNT INVESTED      PUBLIC OFFERING PRICE
    ------------------      ---------------------     --------------------     ---------------------

    $99,999 or less                 2.50%                   2.56%                     2.00%
    $100,000 - $249,999             2.25%                   2.30%                     1.75%
    $250,000 - $499,999             2.00%                   2.04%                     1.50%
    $500,000 - $999,999             1.25%                   1.27%                     0.85%
    $1,000,000 and over               *                       -                       0.25%*

 * You can buy $1 million or more of Class A shares at net asset value without an up-front sales charge. Ranson pays Authorized Dealers of record on these share purchases a sales commission of 0.25% of the public offering price. If you redeem your shares within 18 months of purchase, you will be charged a CDSC of 1% of the lesser of your purchase price or redemption value.


                                                    Nasdaq 100 Index Fund     13

  When you redeem Class A or Class C shares (described below) that are subject to a CDSC, the Fund will first redeem any shares that are not subject to a CDSC or that represent an increase in the value of your Fund account due to capital appreciation, and then redeem the shares you have owned for the longest period of time. No CDSC or up-front sales charge is imposed on shares you buy through the reinvestment of dividends and capital gains. The holding period is calculated on a monthly basis and begins on the day you buy shares. When you redeem shares subject to a CDSC, the CDSC is calculated on the lesser of your purchase price or redemption value, deducted from your redemption proceeds, and paid to Ranson.

CLASS C SHARES

  You can buy Class C shares at the net asset value per share without any up-front sales charge so that the full amount of your purchase is invested in the fund. However, you will pay annual distribution and service fees of 1%. The annual 0.25% service fee compensates your financial adviser for providing ongoing service to you. The annual 0.75% distribution fee reimburses Ranson for paying your financial adviser an ongoing sales commission. Ranson advances the first year's service and distribution fees. If you sell your shares within 12 months of purchase, you will be charged a 1% CDSC based on the lesser of your purchase price or redemption value.

CLASS Y SHARES

  Class Y shares are offered at net asset value without any up-front sales charge to certain institutional investors. Class Y shares are subject to an annual service fee of 0.25% which compensates your financial adviser for providing ongoing service to you. An institutional investor buying Class Y shares for its customer's accounts, may charge additional fees for such transactions. Class Y shares have lower ongoing expenses than other classes. The following institutional investors are eligible to purchase Class Y shares.

  *  Insurance Companies
  *  Registered Investment Companies
  *  Employee Benefit Plans ($10 million or greater)
  *  Bank Trust Departments

HOW TO REDUCE YOUR SALES CHARGE

We offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares.

------------------------------------------------------------------------------------------------------
   CLASS A SALES CHARGE                                CLASS A SALES CHARGE
       REDUCTIONS                                            WAIVERS
------------------------------------------------------------------------------------------------------
  *  Rights of accumulation       *  Purchases using Ranson Unit Investment Trust Distributions
  *  Letter of intent             *  Retirement plans (excluding IRAs)
  *  Group purchase               *  Certain employees and directors of Ranson or employees of authorized dealers and certain members of their family
                                  *  Certain Bank trust departments
                                  *  Wrap Accounts
                                  *  Employees of vendors providing services to the Trust
                                  *  Officers, trustees and former trustees of the Trust
                                  *  Purchases using certain redemption proceeds from unrelated funds
------------------------------------------------------------------------------------------------------


14     Nasdaq 100 Index Fund

  Please refer to the Statement of Additional Information for detailed program descriptions and eligibility requirements. Additional information is available from your financial adviser or by calling (877) NASDAQ2 (877-627-3272). Your financial adviser can also help you prepare any necessary application forms.
You or your financial adviser must notify Ranson at the time of each purchase if you are eligible for any of these programs. The Fund may modify or discontinue these programs at any time.

DISTRIBUTION AND SERVICE PLAN

  Ranson serves as the Distributor of the Fund's shares. In this capacity, Ranson manages the offering of the Fund's shares and is responsible for all sales and promotional activities. In order to reimburse Ranson for its costs in connection with these activities, including compensation to Authorized Dealers, the Fund has adopted a distribution and service plan under Rule 12b-1 under the Investment Company Act of 1940 that allows the Fund to pay distribution fees for the sales of its shares and for services provided to shareholders. Under this plan, Class A, Class C, and Class Y each pay an annual service fee of up to 0.25% of the average daily net assets of the respective class which compensates dealers, including Ranson, for providing ongoing service to you. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. In addition, Class C shares pay an annual distribution fee of 0.75% of the average daily net assets of such class. Ranson receives the distribution fee primarily for providing compensation to Authorized Dealers, including Ranson, in connection with the distribution of shares. These fees may also compensate Ranson for other expenses, including printing and distributing prospectuses to persons other than shareholders, and the expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

HOW TO BUY SHARES

  You may open an account with $2,500 ($500 for Traditional or Roth IRA accounts; $500 for custodial accounts for minors); and make additional investments at any time with as little as $50. There is no minimum on additional investments if you are reinvesting Ranson Unit Investment Trust distributions. The Fund reserves the right to reject any purchase order. The share price you pay will depend on when the Fund's Transfer Agent (Sunstone Financial Group, Inc.) receives your purchase request in good order. Orders received before the close of trading on a business day will receive that day's closing share price, otherwise you will receive the next business day's price. A business day is any day the New York Stock Exchange is open for business and normally ends at 4 p.m. Eastern Time. Generally, the Exchange is closed on weekends, national holidays and Good Friday. The Fund may change the minimum requirements for initial and subsequent investments at any time.

  The Fund will not accept an account if you are investing for another person as attorney in fact, or an account with "POA" (Power of Attorney) in the New Account Application registration section.

  Investors must make purchases in U.S. dollars or by check drawn on U.S. banks. The Fund will not accept cash, credit cards, or 3rd party checks.




                                                    Nasdaq 100 Index Fund     15

THROUGH A FINANCIAL ADVISER.

  You may buy shares through your financial adviser, who can handle all the details for you, including opening a new account. Financial advisers can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisers generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure that your investments continue to meet your needs as circumstances change. Financial advisers may charge you a separate fee in lieu of a sales charge for ongoing investment advice and services. Your financial adviser is responsible for transmitting your orders to the Transfer Agent in a timely manner.

BY MAIL

  You may open an account and buy shares by mail by completing the enclosed application and mailing it along with your check made payable to:

                   --------------------------------------

                     "The Nasdaq 100 Index Fund"
                     c/o Sunstone Financial Group, Inc.
                     P. O. Box 0641
                     Milwaukee, WI  53201-0641

                     For overnight delivery:
                     Sunstone Financial Group, Inc.
                     803 W. Michigan, Suite A
                     Milwaukee, WI  53233
                   --------------------------------------


  Your request will be processed when the Transfer Agent, Sunstone Financial Group, Inc., receives your request in good order. For subsequent investments, your fund account number should appear on the check and an investment slip should be enclosed. To obtain additional purchase applications, contact your financial adviser or a Fund representative at (877) NASDAQ2 (877-627-3272).

BY WIRE

  You may also purchase shares by wire. Wire payments may be made if your bank account is in a commercial bank that is a member of the Federal Reserve System. Payments may be transmitted by wire to:

                           UMB Bank, n.a.
                           ABA #101000695
                           For credit to the Nasdaq 100 Index Fund
                           A/C #987-0983893
                           For further credit to:  investor account number;
                              account registration; SSN or TIN; share class

  If your initial purchase of Fund shares is by wire, you must call the Transfer Agent at (800) 894-6510 to obtain your Fund account number prior to sending your wire payment. You must complete a New Account Application prior to the wire purchase. You must also include your Fund account number on the Account Application and


16     Nasdaq 100 Index Fund
promptly mail the Account Application to the Fund. Redemptions will be subject to backup withholding at the rate of 31% until the Account Application is received. If you need assistance in arranging your wire transaction, call the Transfer Agent at (800) 894-6510.

AUTOMATIC INVESTING

  Ranson offers many services that make it convenient to buy and sell shares on an automatic schedule. Once you have established a Fund account, you may make regular investments through automatic deductions from your checking or savings account (simply complete the appropriate section of the Account Application
Form) or directly from your paycheck (in which case a separate direct deposit form must be completed).

  One of the benefits of this systematic investing is dollar cost averaging. Because you regularly invest a fixed amount of money over a period of years regardless of the share price, you buy more shares when the price is low and fewer shares when the price is high. As a result, the average share price you pay could be less than the average share price of fund shares over the same period. To be effective, dollar cost averaging requires that you invest over a long period of time, and does not assure you that you will profit.

  To provide for systematic investing, we offer an Automatic Investment Plan which allows you to make regular investments of $50 or more per month on the 5th, 10th, 15th, 20th, 25th or the last business day of the month (or the following business day if the day you designate falls on a weekend or holiday) by authorizing us to draw preauthorized checks on your checking or savings account. You can stop the withdrawals at any time. Investors will receive quarterly statements confirming these transactions. There is no charge for this plan, but if your automatic withdrawal is returned unpaid for any reason, you are subject to a $20 fee, the purchase will be canceled, and you will be responsible for any loss to the Fund.

  A redemption of all funds from your account will automatically discontinue the Plan. To terminate a shareholder's plan, the shareholder must send the Fund a written request at least 5 days before his/her withdrawal date or call the Transfer Agent at (800) 894-6510.

  We also offer a Direct Deposit Service. By selecting this service, you can, with your employer's consent, make regular investments of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. You can stop the deductions at any time. There is no charge for this plan. To invest directly from your paycheck, contact your financial adviser or call the Transfer Agent at
(800) 894-6510.

AUTOMATIC WITHDRAWAL PLAN

  If the value of your Fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually on the 5th, 10th, 15th, 20th, 25th or the last business day of the month (or the prior business day if the day you designate falls on a weekend or holiday), and may choose to receive a check, have the monies transferred directly into your checking or savings account (see "Additional Services" below), paid to a third party or sent payable to you at an address other than your address of record. Investors will receive quarterly statements confirming these transactions. You must complete the appropriate section of the New Account Application or Account Update Form to participate in the Fund's Automatic Withdrawal Plan.



                                                    Nasdaq 100 Index Fund     17

ADDITIONAL SERVICES

  To help make your investing with us easy and efficient, we also offer you Electronic Funds Transfer (EFT), an electronic method for buying and selling shares. EFT links your Fund account to your bank account so you can transfer money electronically between these accounts and perform a variety of account transactions, including buying shares by telephone and investing through an Automatic Investment Plan. You may also have dividends, distributions, redemption payments or Automatic Withdrawal Plan payments sent directly to your bank account.

  Purchases made via ACH (Automated Clearing House) will receive the NAV next computed after the Transfer Agent receives your properly executed instructions.

  If you need help completing the forms for these services or need copies of the necessary forms, you can call the Transfer Agent at (800) 894-6510.

HOW TO SELL SHARES

  You may use one of the following ways to sell (redeem) your shares on any day the New York Stock Exchange is open. You will receive the share price next determined after the Transfer Agent has received your properly completed redemption request. Your redemption request must be received before the close of trading for you to receive that day's price. The Fund does not charge a redemption fee, but there is a $10 wire fee if you redeem by wire and there will be a $12.50 fee for tax reporting when redeeming from an IRA account (detailed in your IRA Disclosure Statement and Custodial Agreement). The Fund may withhold taxes on IRA redemptions to meet federal law requirements. You may be assessed a CDSC, if applicable. See "How to Choose a Share Class".

  You should be aware that the Fund reserves the right to redeem your account at its option upon 30 days written notice if the value of your account falls below $500 as a result of redemptions, unless you have an active Ranson Unit Investment Trust reinvestment account. The Fund also reserves the right to redeem in-kind (that is to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities).

THROUGH YOUR FINANCIAL ADVISER

  You may sell your shares through your financial adviser who can prepare the necessary documentation. Your financial adviser may charge for this. Your financial adviser is responsible for transmitting your orders to the Transfer Agent in a timely manner.

BY TELEPHONE

  If you have authorized telephone redemption privileges, you can redeem your shares by telephone by calling the Transfer Agent at (800) 894-6510. A minimum redemption of $500 may be redeemed by telephone. Checks will be issued only to the shareholder of record and mailed to the address of record. Shareholders may also receive redemption proceeds via wire. A $10 wire redemption fee will be deducted from the redemption proceeds. If you have established electronic funds transfer privileges through ACH, you may have redemption proceeds transferred electronically to your bank account. There is a $12.50 fee for redemptions from IRA accounts to cover tax reporting. We will normally mail your check the next business day, but in no event more than seven days after the Transfer Agent receives your request in good order. If you purchased shares by check, your redemption proceeds will not be sent until your check has cleared, which may take up to 15 days from the date of purchase or unless you have a sufficient collected balance in your account to cover the redemption request. Sunstone Financial Group,


18     Nasdaq 100 Index Fund

Inc., 803 W. Michigan, Suite A, Milwaukee, WI 53233, the Fund's Transfer Agent, will be liable for losses resulting from unauthorized telephone redemptions only if they do not follow reasonable procedures designed to verify the identity of the caller. You should immediately verify your trade confirmations when you receive them.

  Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or if the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Fund. A notary public cannot provide a signature guarantee.

BY MAIL

  You can sell your shares at any time by sending an unconditional written request to the Fund, c/o Sunstone Financial Group, Inc., P. O. Box 0641, Milwaukee, WI 53201-0641. To properly complete your redemption request, your request must include the following information:

  *  The Fund's name and Share Class;
  *  Your name and account number;
  *  The dollar or share amount you wish to redeem;
  *  The signature of each owner exactly as it appears on the account;
  * The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);
  * The address where you want your redemption proceeds sent (if other than the address of record);
  *  Any required signature guarantees.

  If you are redeeming from an IRA, you must instruct us as to the proper tax withholding. If no withholding tax instructions are given, the Transfer Agent will automatically withhold 10% of the redemption proceeds.

  We will normally mail your check the next business day, but in no event more than seven days after the Transfer Agent receives your request in good order.
If you purchased your shares by check, your redemption proceeds will not be mailed until your check has cleared, which may take up to 15 business days from the date of purchase or unless you have a sufficient collected balance in your account to cover the redemption request. Guaranteed signatures are required if you are redeeming more than $50,000, you want the check payable to someone other than the shareholder of record or you want the check sent to another address (or if the address of record has been changed within the last 30 days). Signature guarantees must be obtained from a bank, brokerage firm or other financial intermediary that is a member of an approved Medallion Guarantee Program or that is otherwise approved by the Fund. A notary public cannot provide a signature guarantee.

BY WIRE

  If you have authorized wire redemption privileges, you may request that redemption proceeds (minimum $500) be wired to your account at a bank which is a member of the Federal Reserve System, or a correspondent bank if your bank is not a member. You may make telephone redemption requests by calling the Transfer Agent at 800-894-6510. The Statement of Additional Information sets forth instructions for transmitting redemption requests by wire. If you purchased shares by check, redemption proceeds will not be wired until your check has cleared, unless you have a sufficient collected balance in your account to cover the redemption request.


                                                    Nasdaq 100 Index Fund     19

SECTION 4     DIVIDENDS, DISTRIBUTIONS AND TAXES
------------------------------------------------

  Each March, June, September and December, the Fund distributes virtually all of its net investment income from interest and dividends, if any, to its shareholders. The Fund distributes any net capital gains realized from the sale of securities in December. In addition, the Fund may occasionally be required to make supplemental dividend or capital gains distributions at some other times during the year. Keep in mind that index portfolios tend to provide less in capital gains distributions than actively managed funds generally do.

  The Fund automatically reinvests your dividends in additional Fund shares unless you request otherwise. You may request to have your dividends paid to you by check or deposited directly into your bank account. For further information, contact your financial adviser or call Ranson at (877) NASDAQ2 (877-627-3272). You should note that these distributions are taxable to you regardless of the manner in which you receive them. It is important to also note that distributions of dividends and capital gains that are declared in December-if paid to you by the end of January-are taxed as if they had been paid to you in December.

TAXES AND TAX REPORTING

  The Fund intends to make distributions that may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets). Dividends from the Fund's net long-term capital gains are taxable as capital gains, while dividends from net short-term capital gains and net investment income are generally taxable as ordinary income. The tax you pay on a given capital gains distribution depends generally on how long the Fund has held the portfolio securities it sold. It does not depend on how long you have owned your Fund shares. The tax status of your dividends from the Fund is not affected by whether you reinvest your dividends in additional shares or receive them in cash. Taxable dividends may, in part, qualify for a dividends received deduction if you are a corporate shareholder.

  If you sell shares, any gain or loss you have is a taxable event, which means that you may have a capital gain to report as income, or a capital loss to report as a deduction, subject to certain disallowance rules, when you complete your federal income tax return.

  Distributions of dividends or capital gains, and capital gains or losses from your sale of Fund shares, may be subject to state and local income taxes as well.

  Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. You will receive this statement from the firm where you purchased your Fund shares if you hold your investment in street name. The Transfer Agent will send you this statement if you hold your shares in registered form.

  The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. Tax laws also are subject to change, so we urge you to consult your tax adviser about your particular tax situation and how it might be affected by current tax law. Please note that if you do not furnish us with your correct Social Security number or employer identification number, federal law requires us to withhold federal income tax from your distributions and redemption proceeds at a rate of 31%.



20     Nasdaq 100 Index Fund

BUYING OR SELLING SHARES CLOSE TO A RECORD DATE

  Buying fund shares shortly before the record date for a taxable dividend is commonly known as "buying the dividend." The entire dividend may be taxable to you even though a portion of the dividend effectively represents a return of your purchase price. Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. To avoid "buying a dividend," check the fund's distribution schedule before you invest.























                                                    Nasdaq 100 Index Fund     21

SECTION 5     GENERAL INFORMATION
---------------------------------

  This section provides a description of the method to calculate net asset value and other general information.

NET ASSET VALUE

  The price you pay for your shares is based on the Fund's net asset value or NAV per share which is determined as of the close of trading (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for business plus a sales charge (for Class A). Net asset value is calculated by dividing the value of the Fund's net assets (i.e., the value of its assets less liabilities) by the total number of its shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the Fund's Board of Trustees or its delegate. The daily net asset value is useful to you as a shareholder because the NAV multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold your shares back to the Fund that day.

  In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Common stocks and other equity securities listed on Nasdaq are valued at the last sales price that day. If the securities, however, did not trade that day, such securities will be valued at the mean of the most recent bid and asked quotations. If market quotations are not readily available, the Fund's investments are based on fair value as determined in good faith by the Fund's Board. For further information regarding the methods employed in valuing the Fund's investments, see "Net Asset Value" in the Statement of Additional Information.

FUND SERVICE PROVIDERS

  The custodian of the assets of the Fund is UMB Bank, n.a., 928 Grand
Boulevard, Kansas City, MO  64106.    The Fund's transfer, shareholder services
and dividend paying agent, Sunstone Financial Group, Inc., 803 W. Michigan, Suite A, Milwaukee, WI 53233, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts and also provides certain accounting services to the Fund.

NASDAQ-100(R) INDEX LICENSING AGREEMENT

  Ranson has entered into a license agreement with Nasdaq under which the Fund is granted a license to use the trademarks, service marks and trade names "Nasdaq-100 Index," "Nasdaq 100," and "Nasdaq" solely in materials relating to the creation and issuance, marketing and promotion of the Fund and to indicate that the Nasdaq-100 Index is being used as the basis for determining the composition of the Fund's portfolio. As consideration for the grant of the license, the Fund will pay Nasdaq an annual fee equal to the greater of (a) .04% of the total assets of the Fund under management or (b) $10,000 per year. The agreement may continue as long as shares of the Fund are publicly owned.

  If the Nasdaq-100 Index ceases to be compiled or made available, the Fund may continue to be operated using the Nasdaq-100 Index as it existed on the last date on which it was available, the Fund may be terminated, or the Fund may seek shareholder approval to change its objective and fundamental policies.



22     Nasdaq 100 Index Fund

  The Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market, Inc. (including its affiliates) (the Corporations). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund or Shares of the Fund.
The Corporations make no representation or warranty, express or implied to the owners of Shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in Shares of the Fund particularly, or the ability of the Nasdaq 100-Index (Index) to track general stock market performance. The Corporations' only relationship to the Sponsor and the Fund (Licensee) is in the licensing of certain trademarks, service marks, and trade names of the Corporations and the use of the Index which is determined, composed and calculated by Nasdaq without regard to the Licensee, the Fund or Shareholders of the Fund. Nasdaq has no obligation to take the needs of the Licensee or the owners of the Fund into consideration in determining, composing or calculating the Index. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of the Shares of the Fund to be issued or in the determination or calculation of the equation by which the Shares of the Fund are to be converted into cash. The Corporations have no liability in connection with the administration or operation of the Fund or the marketing or trading of Shares of the Fund.

  THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.








                                                    Nasdaq 100 Index Fund     23

SECTION 6     FINANCIAL HIGHLIGHTS
----------------------------------

  The financial highlights table is intended to help you understand the Fund's financial performance for the period of the Fund's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, are included in the Statement of Additional Information and annual report, which are available upon request.

                                                        CLASS A SHARES           CLASS C SHARES
                                                      DECEMBER 7, 1999(1)      DECEMBER 20, 1999(1)
For a Fund share outstanding                                THROUGH                  THROUGH
throughout the period                                  NOVEMBER 30, 2000        NOVEMBER 30, 2000
---------------------------------------------------------------------------------------------------


NET ASSET VALUE, BEGINNING OF PERIOD                          $10.00                  $10.39

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
 Net investment loss                                           (0.08)                  (0.11)
 Net realized and unrealized losses on investments             (2.18)                  (2.72)
                                                              -------                 -------

   Total from investment operations                            (2.26)                  (2.83)
                                                              -------                 -------

NET ASSET VALUE, END OF PERIOD                                 $7.74                   $7.56
                                                              =======                 =======

TOTAL RETURN(2) (3)                                           (22.70)%                (27.33)%

SUPPLEMENTAL DATA AND RATIOS:
 Net assets, end of period                                $4,250,785              $4,171,005
 Ratio of expenses to average net assets:
   Net of reimbursements(4)                                     1.75%                   2.50%
   Before reimbursements(4)                                     6.34%                   6.95%

 Ratio of net investment loss to average net assets:
   Net of reimbursements(4)                                    (1.63%)                 (2.39%)
   Before reimbursements(4)                                    (6.22%)                 (6.84%)

 Portfolio turnover rate(2)                                        8%                      8%


(1)  Commencement of operations
(2)  Not annualized
(3) The total return does not reflect the 2.50% front-end sales charge and 1.00% deferred sales charge on Class A and Class C shares, respectively.
(4)  Annualized


24     Nasdaq 100 Index Fund

SECTION 7AVAILABLE INFORMATION ABOUT THE FUND

  Several additional sources of information are available to you.  The
Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains additional information about the Fund. Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.
These materials are available, without charge, upon request.  Call Ranson at
(877) NASDAQ2 (877-627-3272) to request a free copy of any of these materials or for other Fund information.

  Information about the Fund (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission (SEC) in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by sending an e-mail request to publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington D.C. 20549-0102.



     [LOGO]

     RANSON
& ASSOCIATES, INC.



Ranson & Associates, Inc.
250 North Rock Road,
Suite 150
Wichita, Kansas  67206-2241
(877) NASDAQ2 (877-627-3272)
The Fund's Investment Company Act file no. is 811-9609.
CUSIP Nos.:  269520102  (Class A)
             269520201  (Class C)
             269520300  (Class Y)





                                     [LOGO]

                              NASDAQ 100 INDEX FUND


                                                    Nasdaq 100 Index Fund     25

                       THIS PAGE INTENTIONALLY LEFT BLANK.

                                     [LOGO]

                              NASDAQ 100 INDEX FUND


                            A SERIES OF EAGLE FUNDS.

Statement of Additional Information
March 30, 2001
Eagle Funds
250 North Rock Road, Suite 150
Wichita, Kansas  67206-2241

                            THE NASDAQ 100 INDEX FUND

  This Statement of Additional Information is not a prospectus. A prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Ranson & Associates, Inc. ("Ranson"), or from the Fund, by making a written request to the Fund, c/o Ranson & Associates, Inc., 250 North Rock Road, Suite 150, Wichita, KS 67206-2241 or by calling 877-NASDAQ2 (877-627-3272). This
Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for the Nasdaq 100 Index Fund. The Prospectus for the Fund is dated March 30, 2001.

                                TABLE OF CONTENTS

                                                                                                     PAGE

General Information                                                                                    2
Investment Policies and Restrictions                                                                   2
Investment Policies and Techniques                                                                     4
Management                                                                                             9
Control Persons and Principal Holders                                                                 12
Portfolio Transactions                                                                                13
Net Asset Value                                                                                       14
Tax Matters                                                                                           14
Performance Information                                                                               18
Additional Information on the Purchase and Redemption of Fund Shares and Shareholder Programs         22
Distribution and Service Plan                                                                         32
Independent Public Accountants and Custodian                                                          34
Financial Statements                                                                                  34
General Trust Information                                                                             34


  The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

GENERAL INFORMATION

  The Nasdaq 100 Index Fund (the "Fund") is an open-end, non-diversified management investment company organized as a series of the Eagle Funds (the "Trust"). The Trust is an open-end management series investment company organized as a Massachusetts business trust on October 4, 1999. The Fund is currently the only outstanding series of the Trust.

  Certain matters under the Investment Company Act of 1940 (the "1940 Act") which must be submitted to a vote of the holders of the outstanding voting securities of a series company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each series affected by the matter.

                      INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT RESTRICTIONS

  The Fund has adopted the following investment restrictions as fundamental policies which, like the Fund's investment objective, cannot be changed without approval by the holders of a "majority of the outstanding voting shares" of the Fund (as defined in the 1940 Act). The Fund may not:

    (1) Borrow money, except from banks for temporary or emergency (not leveraging) purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed) based on the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made. While borrowings exceed 5% of the value of the Fund's total assets, the Fund will not make any additional investments. If due to market fluctuations or other reasons, the value of the Fund's assets falls below 300% of the Fund's borrowings, as determined above, the Fund will reduce its borrowings within 3 days. To do this, the Fund may have to sell a portion of its investments at a time when it is disadvantageous to do so.

    (2) Purchase more than 3% of the total outstanding voting securities of another single investment company, invest more than 5% of its total assets in the securities of any other single investment company, or invest more than 10% of its total assets in the securities of two or more other investment companies, except as part of a merger, consolidation or acquisition of assets or received as part of a dividend.

    (3) Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

    (4) Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of the Fund's total assets.

    (5) Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

    (6) Purchase or sell real estate or oil, gas or other mineral leases or exploration or development programs unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

    (7) Issue senior securities in excess of 33 1/3% of its total assets (including the amount of senior securities issued but excluding any liabilities and indebtedness not constituting senior securities) or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    (8) Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure borrowings for temporary or emergency purposes. Collateral arrangements with respect to initial or variation margin for futures contracts will not be deemed to be pledges of the Fund's assets.

    (9) Invest 25% or more of its total assets in the securities of issuers in any single industry or group of industries (except to the extent the Nasdaq-100 Index also is so concentrated), provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

  Except for restriction (1), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

  The foregoing fundamental investment policies, together with the investment objective of the Fund, cannot be changed without approval by holders of a "majority of the Fund's outstanding voting shares." As defined in the Investment Company Act of 1940, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

  In addition to the fundamental investment policies listed above, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

    (1) Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost.

    (2) Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

    (3) Purchase securities of companies for the purpose of exercising control, but the Fund will vote the securities it owns in accordance with its views.

                       INVESTMENT POLICIES AND TECHNIQUES

  The following information supplements the discussion of the Fund's investment objective, policies, and techniques that are described in the Prospectus.

THE NASDAQ-100 INDEX

  As described in the Fund's prospectus, we seek to create a mix of securities that will track as closely as possible the investment results of the Nasdaq-100 Index. The Fund therefore seeks to hold the stocks found in the Nasdaq-100 Index in roughly the same proportions as represented by the index itself.

  The Nasdaq-100 Index represents 100 of the largest and most active non-financial domestic and international issues listed on The Nasdaq Stock Market, Inc. Annual adjustments were first implemented in 1993 and Nasdaq-100 Index options began trading in 1994 on the Chicago Board Options Exchange under the symbol "NDX." In April 1996, Nasdaq 100 futures and options on futures began trading on the Chicago Mercantile Exchange under the ticker "ND."

  To be eligible for inclusion in the index, a security must be traded on the Nasdaq National Market tier of the Nasdaq Stock Market and meet the following criteria:

  *  the security must be of a non-financial company;

  *  only one class of security per issuer is allowed;

  * the security may not be issued by an issuer currently in bankruptcy proceedings;

  * the security must have average daily trading volume of at least 100,000 shares per day;

  * the security must have "seasoned" on the Nasdaq Stock Market or another recognized market (generally, a company is considered to be seasoned by Nasdaq if it has been listed on a market for at least two years; in the case of spin-offs, the operating history of the spin-off will be considered);

  * if a security would otherwise qualify to be in the top 25% of the issuers included in the index by market capitalization, then a one year "seasoning" criteria would apply;

  * if the security is of a foreign issuer, the company must have a worldwide market value of at least $10 billion, a U.S. market value of at least $4 billion, and average trading volume on the Nasdaq Stock Market of at least 200,000 shares per day; in addition, foreign securities must be eligible for listed options trading; and

  * the issuer of the security may not have entered into a definitive agreement or other arrangement which would result in the security no longer being listed on the Nasdaq Stock Market within the next six months.

  This index eligibility criteria may be revised from time to time by the National Association of Securities Dealers, Inc. without regard to the Fund.
The index securities are evaluated annually as follows (such evaluation is referred to herein as the "Annual Ranking Review"). Securities listed on the Nasdaq Stock Market which meet the above eligibility criteria are ranked by market value. Index-eligible securities which are already in the index and which are in the top 150 eligible securities (based on market value) are retained in the index provided that such security was ranked in the top 100 eligible securities as of the previous year's annual review. Securities not meeting such criteria are replaced. The replacement securities chosen are those index-eligible securities not currently in the index which have the largest market capitalization. Generally, the list of annual additions and deletions is publicly announced via a press release in the early part of December. Replacements are usually made effective after the close of trading on the third Friday in December. Moreover, if at any time during the year an index security is no longer traded on the Nasdaq Stock Market, or is otherwise determined by Nasdaq to become ineligible for continued inclusion in the index, the security will be replaced with the largest market capitalization security not currently in the index and meeting the index eligibility criteria listed above.

  In addition to the Annual Ranking Review, the securities in the index are monitored every day by Nasdaq with respect to changes in total shares outstanding arising from secondary offerings, stock repurchases, conversions, or other corporate actions. Nasdaq has adopted the following quarterly scheduled weight adjustment procedures with respect to such changes. If the change in total shares outstanding arising from such corporate action is greater than or equal to 5.0%, such change is ordinarily made to the index on the evening prior to the effective date of such corporate action. Otherwise, if the change in total shares outstanding is less than 5%, then all such changes are accumulated and made effective at one time on a quarterly basis after the close of trading on the third Friday in each of March, June, September, and December. In either case, the index share weights for such index securities are adjusted by the same percentage amount by which the total shares outstanding have changed in such index securities. Ordinarily, whenever there is a change in index share weights or a change in a component security included in the index, Nasdaq adjusts the divisor to assure that there is no discontinuity in the value of the index which might otherwise be caused by any such change.

  Rebalancing of the Index. Effective after the close of trading on December 18, 1998, the index has been calculated under a "modified capitalization-weighted" methodology, which is a hybrid between equal weighting and conventional capitalization weighting. This methodology is expected to: (1) retain in general the economic attributes of capitalization weighting; (2) promote portfolio weight diversification; (3) reduce index performance distortion by preserving the capitalization ranking of companies; and (4) reduce market impact on the smallest index securities from necessary weight rebalancings.

  Under the methodology employed, on a quarterly basis coinciding with Nasdaq's quarterly scheduled weight adjustment procedures, the index securities are categorized as either "Large Stocks" or "Small Stocks" depending on whether their current percentage weights (after taking into account such scheduled weight adjustments due to stock repurchases, secondary offerings, or other corporate actions) are greater than, or less than or equal to, the average percentage weight in the index (i.e., as a 100-stock index, the average percentage weight in the index is 1.0%).

  Such quarterly examination will result in an index rebalancing if either one or both of the following two weight distribution requirements are not met: (1) the current weight of the single largest market capitalization index security must be less than or equal to 24.0% and (2) the "collective weight" of those index securities whose individual current weights are in excess of 4.5%, when added together, must be less than or equal to 48%. Nasdaq may also conduct a special rebalancing if it is determined necessary to maintain the integrity of the index. If either one or both of the foregoing weight distribution requirements are not met upon quarterly review, a weight rebalancing will be performed in accordance with the following plan. First, relating to weight distribution requirement (1) above, if the current weight of the single largest index security exceeds 24.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by enough for the adjusted weight of the single largest index security to be set to 20.0%. Second, relating to weight distribution requirement (2) above, for those index securities whose individual current weights or adjusted weights in accordance with the preceding step are in excess of 4.5%, if their "collective weight" exceeds 48.0%, then the weights of all Large Stocks will be scaled down proportionately towards 1.0% by just enough for the "collective weight", so adjusted, to be set to 40.0%.

  The aggregate weight reduction among the Large Stocks resulting from either or both of the above rescalings will then be redistributed to the Small Stocks in the following iterative manner. In the first iteration, the weight of the largest Small Stock will be scaled upwards by a factor which sets it equal to the average index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by the same factor reduced in relation to each stock's relative ranking among the Small Stocks such that the smaller the index security in the ranking, the less the scale-up of its weight. This is intended to reduce the market impact of the weight rebalancing on the smallest component securities in the index.

  In the second iteration, the weight of the second largest Small Stock, already adjusted in the first iteration, will be scaled upwards by a factor which sets it equal to the average index weight of 1.0%. The weights of each of the smaller remaining Small Stocks will be scaled up by this same factor reduced in relation to each stock's relative ranking among the Small Stocks such that once again, the smaller the stock in the ranking, the less the scale-up of its weight.

  Additional iterations will be performed until the accumulated increase in weight among the Small Stocks exactly equals the aggregate weight reduction among the Large Stocks from rebalancing in accordance with weight distribution requirement (1) and/or weight distribution requirement (2). Then, to complete the rebalancing procedure, once the final percent weights of each index security are set, the index share weights will be determined anew based upon the last sale prices and aggregate capitalization of the index at the close of trading on the Thursday in the week immediately preceding the week of the third Friday in March, June, September, and December. Changes to the index share weights will be made effective after the close of trading on the third Friday in March, June, September, and December and an adjustment to the index divisor will be made to ensure continuity of the index.

  New rebalanced weights ordinarily will be determined by applying the above procedures to the current index share weights. Nasdaq, however, may from time to time determine the rebalanced weights by applying the above procedures to the actual current market capitalization of the Index components, if necessary. Nasdaq would announce such a change prior to its implementation.

  The Nasdaq-Amex Market Group, which operates The Nasdaq Stock Market, Inc. is a subsidiary of the National Association of Securities Dealers, Inc. (NASD(R)), the largest securities-industry, self-regulatory organization in the United States.

  The Nasdaq Stock Market lists nearly 5,000 companies and trades more shares per day than any other major U.S. market. Since making its debut as the world's first electronic stock market, Nasdaq has been at the forefront of innovation, using technology to bring millions of investors together with the world's leading companies. It is among the world's best regulated stock markets, employing the industry's most sophisticated surveillance systems and regulatory specialists to protect investors and provide a fair and competitive trading environment.

  Investors should note that the Fund is not sponsored, endorsed or promoted by or affiliated with The Nasdaq Stock Market, Inc. and The Nasdaq Stock Market, Inc. makes no representation, express or implied, to the Fund or shareholders regarding the advisability of investing in an index investment or investment companies generally or in the Fund specifically or the ability of the indexes to track general stock market performance.


  The information in this section has been taken from publicly available sources provided by The Nasdaq Stock Market, Inc. or the National Association of Securities Dealers, Inc. The Fund believes this information to be accurate as of the date of this Statement of Additional Information but has not independently reviewed the accuracy of this information. The manner in which the index level is calculated, index eligibility criteria, the annual ranking review and the process for rebalancing the index may change in the future.
These factors are solely within the control of The Nasdaq Stock Market, Inc. or the National Association of Securities Dealers, Inc. and may change without consideration of or notice to the Fund. In addition, the Nasdaq Stock Market, Inc. may, at its discretion, temporarily suspend Nasdaq-100 Index securities from the calculation of the Nasdaq-100 Index or adjust the Nasdaq-100 Index divisor in those instances where an unusual cash dividend or spin-off might unduly influence the level of the Nasdaq-100 Index.

SHORT-TERM INVESTMENTS

  The following information supplements the discussion of short-term investments in the Prospectus. The Fund may invest in the circumstances described "Short-Term Investments" in the Fund's Prospectus, in cash equivalents and short-term fixed income instruments including the following:

    (1) U.S. Government Securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities that differ in their interest rates, maturities and times of issuance. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations from the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government provides financial support for such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities and, consequently, the value of such securities may fluctuate.

    (2) Certificates of Deposit. The Fund may invest in certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to the Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000; certificates of deposit purchased by the Fund may not be fully insured.

    (3) Bankers' Acceptances. The Fund may invest in bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument in its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

    (4) Repurchase Agreements. The Fund may invest in repurchase agreements which involve purchases of debt securities. In such an action, at the time the Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for the Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed-upon market rate.
  Such actions afford an opportunity for the Fund to invest temporarily available cash. The Fund may enter into repurchase agreements with respect to obligations of the U.S. Government, its agencies or instrumentalities, bankers' acceptances or certificate of deposits. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The portfolio manager monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The portfolio manager does so in an effort to determine that the value of the collateral always equals or exceeds the agreed upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

    (5) Time Deposits. The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

    (6) Commercial Paper. The Fund may invest in commercial paper, which are short-term, unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by the Fund at any time. The portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Fund may only invest in commercial paper which are at the time of their purchase rated A-1 or better by Standard & Poor's Ratings Group ("S&P"), Prime 1 or higher by Moody's Investors Service Inc. ("Moody's"), Duff 2 or higher by Duff & Phelps Inc. ("D&P") or Fitch 2 or higher by Fitch Investors Service, Inc. ("Fitch"), or if unrated, determined by Ranson to be of comparable quality to those rated obligations which may be purchased by the Fund.

                                   MANAGEMENT

  The management of the Trust, including general supervision of the duties performed for the Fund under the Management Agreement, is the responsibility of its Board of Trustees. The number of trustees of the Trust is currently set at 5, 2 of whom are "interested persons" (as the term "interested persons" is defined in the Investment Company Act of 1940) and 3 of whom are "disinterested persons." The names and addresses of the trustees and officers of the Trust and their principal occupations and other affiliations during the past five years are set forth below, with those trustees who are "interested persons" of the Trust indicated by an asterisk.

                                             POSITION AND                 PRINCIPAL OCCUPATIONS
  NAME AND ADDRESS                AGE     OFFICES WITH TRUST              DURING PAST FIVE YEARS
  ----------------                ---     ------------------              ----------------------

  Alex R. Meitzner*                40     Chairman of the Board,          Ranson & Associates, Inc.
  846 Bramerton                           Trustee, and Vice President     Chairman of the Board
  Andover, KS  67002                                                      (since 1996)

                                                                          Ranson Capital Corporation
                                                                          (financial adviser and underwriter)
                                                                          Executive Vice President
                                                                          (1989-1996)

  Robin K. Pinkerton*              46     President, Chief Financial      Ranson & Associates, Inc.
  431 Sherman Place                       Officer, Secretary,             President, Chief Financial
  Newton, KS  67114                       Treasurer, Controller           Officer, Chief Operation
                                          and Trustee                     Officer, Chief Compliance
                                                                          Officer (since 1996)

                                                                          Ranson Capital Corporation
                                                                          (financial adviser and underwriter)
                                                                          Vice President, Chief Financial
                                                                          Officer, Chief Operation
                                                                          Officer, Chief Compliance
                                                                          Officer (1989-1996)

  Robert L. Abraham                48     Trustee                         Metropolitan Water Reclamation
  1150 Lincoln                                                            District
  Glenview,  IL 60025                                                     Head Assistant Attorney
                                                                          (since 1980)

  Frank W. Callahan                59     Trustee                         Harris D. McKinney, Inc.
  430 W. Erie                                                             (advertising agency)
  Suite 400                                                               President (since 1970)
  Chicago, IL 60610


                                        9

  Ralph E. Reichert                40     Trustee                         Fort Dearborn Company
  701 Wagner Road                                                         (printing company)
  Glenview, IL 60025                                                      Vice President and Member of the
                                                                          Board of Directors (since 1989)

  Douglas K. Rogers                44     Vice President                  Ranson & Associates, Inc.
  3716 North 143rd Street East                                            Executive Vice President (since 1996)
  Wichita, KS 67228
                                                                          Ranson Capital Corporation
                                                                          (financial adviser and underwriter)
                                                                          Vice President
                                                                          (1990 - 1996)


  The following table sets forth compensation paid by the Fund to each of the Trustees who are not designated "interested persons" during the Fund's fiscal year ending November 30, 2000 and the total compensation that the Eagle Funds paid to such Trustees during that period. The Fund has no retirement or pension plans. The officers and trustees affiliated with Ranson serve without any compensation from the Fund.

                                                    TOTAL COMPENSATION
                                 AGGREGATE            FROM FUND AND
                                COMPENSATION           FUND COMPLEX
  NAME OF TRUSTEE              FROM THE FUND*       PAID TO TRUSTEES **
  ---------------              --------------       -------------------

  Robert L. Abraham                 $1,500                 $1,500
  Frank W. Callahan                 $1,500                 $1,500
  Ralph E. Reichert                 $1,500                 $1,500

--------------------
* The compensation paid to the independent trustees for the period from inception (December 7, 1999) through the fiscal year ended
   November 30, 2000 for services to the Fund.
** Based on the compensation paid to the independent trustees for the period from the Fund's inception (December 7, 1999) through the fiscal year ended November 30, 2000 for services to the Fund and any open-end and closed-end fund advised by Ranson in the Fund complex. Currently, the Fund is the only investment company in the Fund complex.

  Each trustee who is not affiliated with Ranson receives a $500 fee per day plus expenses for attendance at all Board meetings whether attendance is in person or by telephone for serving as a director or trustee of all funds for which Ranson serves as investment adviser or manager. The Fund requires no employees other than its officers, all of whom are compensated by Ranson.

FUND MANAGER

  Ranson, an investment banking firm created in 1995 by a number of former owners and employees of Ranson Capital Corporation, acts as the manager of the Fund with responsibility for the overall management of the Fund. Its address is 250 North Rock Road, Suite 150, Wichita, KS 67206-2241. Ranson is responsible for managing the Fund's business affairs, providing clerical, bookkeeping and other administrative services to the Fund (other than those services provided by the administrator and other service providers), and managing the Fund's investment portfolio. For additional information regarding the management services performed by Ranson, see "How We Manage Your Money - The Investment Adviser and Distributor of the Fund" in the Prospectus.

  Ranson & Associates, Inc. is privately owned by several shareholders.  Alex
R. Meitzner, Chairman of the Board of the Fund and Ranson is the sole stockholder that holds in excess of 25% of the outstanding shares of the corporation. Ranson, a member of the National Association of Securities Dealers, Inc. is also the principal underwriter of the Fund's shares. On November 26, 1996, Ranson purchased the unit trust division of EVEREN Securities, Inc. Accordingly, Ranson is the successor sponsor to unit investment trusts formerly sponsored by EVEREN Securities, Inc. Ranson is also the sponsor and successor sponsor of series of The Kansas Tax-Exempt Trust and Multi-State Series of The Ranson Municipal Trust. Ranson is the successor to a series of companies, the first of which was originally organized in Kansas in 1935. During its history, Ranson and its predecessors have been active in public and corporate finance and serves as financial advisor and as an underwriter to Kansas municipalities. Ranson Capital Corporation also served as investment advisor to three open-end investment companies with assets under management of approximately $180,000,000.

  For the Fund management services and facilities furnished by Ranson, the Fund has agreed to pay an annual management fee at rates set forth in the Prospectus under "Management Fees." In addition, Ranson agreed to waive all or a portion of its management fee or reimburse certain expenses of the Fund for the fiscal year ended November 30, 2000 in order to prevent total annual Fund operating expenses (excluding distribution or service fees and extraordinary expenses) from exceeding 1.50% of the average daily net asset value of any class of Fund shares. Ranson has agreed to extend this fee waiver for the fiscal year ended November 30, 2001.

  For the period from the Fund's inception (December 7, 1999) through its fiscal year ended November 30, 2000, the Fund paid management fees, net of expense reimbursements, of $0. During this period, Ranson waived fees and reimbursed expenses of $229,454. Before fee waivers and expense reimbursements, management fees were $25,389 during its fiscal year ended November 30, 2000.

ADMINISTRATOR

  Sunstone Financial Group, Inc., 803 W. Michigan, Suite A, Milwaukee, WI 53233 ("Sunstone") serves as administrator of the Fund. In such capacity, Sunstone agrees to provide to the Fund the following services, including but not limited to: preparing financial statements for annual and semi-annual reports; preparing board reports, agendas and minutes; computing performance information; calculating net asset value; assisting in the preparation and filing of tax returns; performing security valuations using pricing services; reviewing compliance with the Fund's policies and limitations; and maintaining certain books and records. For these services, the Fund pays Sunstone an annual fee of
 .20% of average net assets on the first $50 million, and decreasing as assets reach certain levels, subject to a minimum annual fee of $72,250. Such minimum fee shall be reduced by 25% from December 6, 1999 through June 5, 2000, and by 10% from June 6, 2000 through December 5, 2000. The Fund shall also pay Sunstone's out-of-pocket or other related expenses. For the period from inception (December 7, 1999) through November 30, 2000, the Fund paid Sunstone $58,569 for providing the foregoing services. Sunstone also serves as the Fund's transfer, shareholder services and dividend paying agent ("Transfer Agent").

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

  As of March 15, 2001, no person controlled the Fund and as of such date, the officers and directors of the Fund, in the aggregate, owned 1.42% of Class A Shares and less than 1% of the shares of Class C. The following table sets forth the percentage ownership of each person who, as of March 15, 2001, is known by the Fund to own of record or beneficially 5% or more of any class of the Fund's shares:

                                                  Percentage of       Type of Ownership
  Class     Name and Address of Owner               Ownership       Record/Beneficial/Both
  -----     -------------------------             -------------     ----------------------

    A       First Clearing Corporation                 5.1%                 Record
            10700 N. Park Drive
            Glen Allen, VA  23060

    A       National Financial Services Corp.          5.6%                 Record
            One World Financial Center
            200 Liberty Street
            New York, NY  10281

    A       Olde Discount Corp.                       16.7%                 Record
            751 Griswold Street
            Detroit, MI  48226

    A       Ranson & Associates,Inc.                   5.7%                 Record
            250 North Rock Road, Suite 150
            Wichita, KS  67206-2241

    A       Melvin F. Thomason Jr.                     5.7%                  Both
            Unit 61322 Box 1607-R
            APO AE 09803-1322

    C       Donaldson Luftkin Jenrette                 9.1%                 Record
              Securities Corporation Inc.
            P. O. Box 2052
            Jersey City, NJ  07303-9998

    C       First Clearing Corporation                11.0%                 Record
            10700 N. Park Drive
            Glen Allen, VA  23060

    C       Legg Mason Wood Walker, Inc.               9.0%                 Record
            P. O. Box 1476
            Baltimore, MD  21202

    C       M.L. Stern & Co.                           8.8%                 Record
            8350 Wilshire Blvd.
            Beverly Hills, CA  90211

    C       McDonald Investments Inc.                  9.1%                 Record
            800 Superior Avenue, Suite 2100
            Cleveland, OH  44114

                             PORTFOLIO TRANSACTIONS

  Ranson is responsible for decisions to buy and sell securities for the Fund and for the placement of the Fund's securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of Ranson to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions, in light of the overall quality of brokerage and research services provided to the adviser and its advisees. The best price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Fund may pay mark-ups on principal transactions. Commissions will be paid on securities purchased through brokers. In selecting broker-dealers and in negotiating commissions, the portfolio manager considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Brokerage will not be allocated based on the sale of the Fund's shares.

  Section 28(e) of the Securities Exchange Act of 1934 ("Section 28(e)") permits an investment adviser, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).

  In light of the above in selecting brokers, Ranson may also consider investment and market information and other research, such as economic, securities, index-related and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Ranson may also receive additional services such as on line quotation or pricing services. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if Ranson determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to Ranson or the Fund. Ranson believes that the research information received in this manner would provide the Fund with benefits by supplementing the research otherwise available to the Fund. The Management and Investment Advisory Agreement provides that such higher commissions will not be paid by the Fund unless the adviser determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Fund to Ranson under the Management Agreement are not reduced as a result of receipt by Ranson of research and brokerage services.

  Ranson may place portfolio transactions for other advisory accounts advised or supervised by them (if any). Research services furnished by firms through which the Fund effects its securities transactions may be used by Ranson in servicing all of its accounts; and not all of such services may be used by Ranson in connection with the Fund. In such circumstances, Ranson believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Fund) advised by them. Because the volume and nature of the trading activities of the accounts may not be uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, Ranson believes such costs to the Fund will not be disproportionate to the benefits received by the Fund on a continuing basis. Ranson seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations between the Fund and other advisory accounts, the main factors considered by Ranson are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

  For the period from the Fund's inception (December 7, 1999) through the fiscal year ended November 30, 2000, the Fund paid $8,141 in brokerage commissions.

  Under the Investment Company Act of 1940, the Fund may not purchase portfolio securities from any underwriting syndicate of which Ranson is a member except under certain limited conditions set forth in Rule 10f-3. The Rule sets forth requirements relating to, among other things, the terms of a security purchased by the Fund, the amount of securities that may be purchased in any one issue and the assets of the Fund that may be invested in a particular issue. In addition, purchases of securities made pursuant to the terms of the Rule must be approved at least quarterly by the Board of Trustees, including a majority of the trustees who are not interested persons of the Trust.

                                 NET ASSET VALUE

  The Fund's net asset value per share is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange (the "Exchange") is open for business. The Exchange currently is not open for trading on New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund's net asset value may not be calculated on days during which the Fund receives no orders to purchase shares and no shares are tendered for redemption. Net asset value is calculated by taking the value of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. In determining net asset value, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The Fund's portfolio securities traded on the Nasdaq are valued at the last sales price; however, securities traded on the Nasdaq for which there were no transactions on a given day are valued at the mean between the most recent bid and the asked quotations.

                                   TAX MATTERS

FEDERAL INCOME TAX MATTERS

  The following discussion of federal income tax matters is based upon the advice of Chapman and Cutler, counsel to the Trust.

  The Fund intends to qualify under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") for tax treatment as a regulated investment company. In order to qualify as a regulated investment company, a Fund (i) must elect to be treated as a "regulated investment company" and (ii) for each taxable year thereafter must satisfy certain requirements relating to the source of its income, diversification of its assets, and distributions of its income to shareholders. First, the Fund must derive at least 90% of its annual gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, foreign currencies or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"). Second, the Fund must diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets is comprised of cash, cash items, United States Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund's total assets is invested in the securities of any one issuer (other than United States Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades of businesses.

  As a regulated investment company, the Fund will not be subject to federal income tax in any taxable year for which it distributes at least 90% of the sum of (i) its "investment company taxable income" (without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its short-term capital loss) and (ii) its net tax-exempt interest (the excess of its gross tax-exempt interest income over certain disallowed deductions). In addition, to the extent the Fund timely distributes to shareholders at least 98% of its taxable income (including any net capital gain), it will not be subject to the 4% excise tax on certain undistributed income of "regulated investment companies." The Fund intends to make timely distributions in compliance with these requirements and consequently it is anticipated that they generally will not be required to pay the excise tax. The Fund may retain for investment its net capital gain. However, if the Fund retains any net capital gain or any investment company taxable income, it will be subject to federal income tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their federal income tax liabilities if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of such includible capital gains and the tax deemed paid by such shareholder. The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income and net capital gain.

  Treasury regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if they had been incurred in the succeeding year.

  If the Fund engages in hedging transactions involving financial futures and options, these transactions will be subject to special tax rules, the effect of which may be to accelerate income to the Fund, defer the Fund's losses, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

  Prior to purchasing shares in the Fund, the impact of dividends or distributions which are expected to be or have been declared, but not paid, should be carefully considered. Any dividend or distribution declared shortly after a purchase of such shares prior to the record date will have the effect of reducing the per share net asset value by the per share amount of the dividend or distribution and will be subject to federal income tax to the extent it is a distribution of ordinary income or capital gain.

  In any taxable year of the Fund, distributions from the Fund, other than distributions which are designated as capital gains dividends, will to the extent of the earnings and profits on the Fund, constitute dividends for federal income tax purposes which are taxable as ordinary income to shareholders. To the extent that distributions to a shareholder in any year exceed the Fund's current and accumulated earnings and profits, they will be treated as a return of capital and will reduce the shareholder's basis in his or her shares and, to the extent that they exceed his or her basis, will be treated as gain from the sale of such shares as discussed below. Distributions of the Fund's net capital gain which are properly designated as capital gain dividends by the Fund will be taxable to the shareholders as long-term capital gain, regardless of the length of time the shares have been held by a shareholder. The amount of capital gain dividends may be offset by the amount of capital loss carryforward available to the Fund under federal income tax rules. As of the end of the Fund's previous taxable year, the Fund had a capital loss carryforward of $35,669.
Distributions will be taxed in the manner described (i.e., as ordinary income, long-term capital gain, return of capital or exempt-interest dividends) even if reinvested in additional shares of a Fund.

  Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in one of those months and paid during the following January, will be treated as having been distributed by the Fund (and received by the shareholders) on December 31 of the year such dividends are declared.

  The redemption of the shares of the Fund normally will result in capital gain or loss to the shareholders. Generally, a shareholder's gain or loss will be long-term gain or loss if the shares have been held for more than one year. Present law taxes both long- and short-term capital gains of corporations at the rates applicable to ordinary income. The Internal Revenue Service Restructuring and Reform Act of 1998 (the "1998 Tax Act") provides that for taxpayers other than corporations, net capital gain (which is defined as net long-term capital gain over net short-term capital loss for the taxable year) realized from property (with certain exclusions) is subject to a maximum marginal stated tax rate of 20% (10% in the case of certain taxpayers in the lowest tax bracket). For tax years beginning after December 31, 2000, the 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term gains from most property held for more than five years. However, the reduction of the 20% rate to 18% applies only if the holding period for the property begins after December 31, 2000. Therefore, you will not be eligible for the 18% capital gain rate on assets for which your holding period began before January 1, 2001. However, if you are an individual, you may elect to treat certain assets you hold on January 1, 2001 as having been sold for their fair market value on the next business day after January 1, 2001 for purposes of this holding period requirement. If you make this election for an asset, the asset would be eligible for the 18% rate if it is held by you for more than five years after this deemed sale. If you make this election, you must recognize any gain from this deemed sale, but any loss is not recognized. Capital gain or loss is long-term if the holding period for the asset is more than one year, and is short-term if the holding period for the asset is one year or less. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. Capital gains realized from assets held for one year or less are taxed at the same rates as ordinary income. The date on which a share is acquired (i.e., the "trade date") is excluded for purposes of determining the holding period of the share. It should be noted that if a sale of shares held for less than six months results in a loss, the loss will be treated as a long-term capital loss to the extent of any capital gain distribution made with respect to such shares during the period those shares are held by the shareholder. In the case of capital gains dividends, the determination of which portion of the capital gain dividend, if any, that may be treated as long-term gain from property held for more than five years eligible for the 18% (or 8%) tax rate will be made based on regulations prescribed by the United States Treasury.

  In addition, please note that capital gains may be recharacterized as ordinary income in the case of certain financial transactions that are considered "conversion transactions" effective for transactions entered into after April 30, 1993. Shareholders and prospective investors should consult with their tax advisers regarding the potential effect of this provision on their investment in shares of the Fund.

  Under the Code, certain miscellaneous itemized deductions, such as investment expenses, tax return preparation fees and employee business expenses, will be deductible by individuals only to the extent they exceed 2% of adjusted gross income. Miscellaneous itemized deductions subject to this limitation under present law do not include expenses incurred by the Fund as long as the shares of the Fund are held by or for 500 or more persons at all times during the taxable year or another exception is met. In the event the shares of the Fund are held by fewer than 500 persons, additional taxable income may be realized by the individual (and other non-corporate) shareholders in excess of the distributions received from the Fund.

  All or a portion of a sales load paid in purchasing shares of the Fund cannot be taken into account for purposes of determining gain or loss on the redemption of such shares within 90 days after their purchase to the extent shares of the Fund are subsequently acquired without payment of a sales load or with the payment of a reduced sales load pursuant to the reinvestment privilege. Any disregarded portion of such load will result in an increase in the shareholder's tax basis in the shares subsequently acquired. Moreover, losses recognized by a shareholder on the redemption of shares of the Fund held for six months or less are disallowed to the extent of any distribution of exempt-interest dividends received with respect to such shares and, if not disallowed, such losses are treated as long-term capital losses to the extent of any distributions of long-term capital gains made with respect to such shares. In addition, no loss will be allowed on the redemption of shares of the Fund if the shareholder purchases other shares of the Fund (whether through reinvestment of distributions or otherwise) or the shareholder acquires or enters into a contract or option to acquire securities that are substantially identical to shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after such redemption or exchange. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

  If in any year the Fund should fail to qualify under Subchapter M for tax treatment as a regulated investment company, the Fund would incur a regular corporate federal income tax upon its income for that year and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund's available earnings and profits.

  The Fund is required in certain circumstances to withhold 31% of taxable dividends and certain other payments paid to non-corporate holders of shares who have not furnished to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding.

  A shareholder who is a foreign investor (i.e., an investor other than a United States citizen or resident or a United States corporation, partnership, estate or trust) should be aware that, generally, subject to applicable tax treaties, distributions from a Fund which constitute dividends for Federal income tax purposes (other than dividends which a Fund designates as capital gain dividends) will be subject to United States income taxes, including
withholding taxes.   However, distributions received by a foreign investor from a Fund that are designated by the Fund as capital gain dividends should not be subject to United States Federal income taxes, including withholding taxes, if all of the following conditions are met (i) the capital gain dividend is not effectively connected with the conduct by the foreign investor of a trade or business within the United States, (ii) the foreign investor (if an individual) is not present in the

United States for 183 days or more during his or her taxable year, and (iii) the foreign investor provides all certification which may be required of his status (foreign investors may contact the Sponsor to obtain a Form W-8 which must be filed with the Trustee and refiled every three calendar years thereafter). Foreign investors should consult their tax advisors with respect to United States tax consequences of ownership of shares. Shares in a Fund and Fund distributions may also be subject to state and local taxation and shareholders should consult their tax advisors in this regard.

  A corporate shareholder may be entitled to a 70% dividends received deduction with respect to any portion of such shareholder's ordinary income dividends which are attributable to dividends received by the Fund on certain Securities (other than corporate shareholders, such as "S" corporations, which are not eligible for the deduction because of their special characteristics and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding corporation tax). The Fund will designate the portion of any taxable dividend which is eligible for this deduction. However, a corporate shareholder should be aware that Sections 246 and 246A of the Code impose additional limitations on the eligibility of dividends for the 70% dividends received deduction. These limitations include a requirement that stock (and therefore shares of the Fund) must generally be held at least 46 days (as determined under, and during the period specified in, Section 246(c) of the
Code). Regulations have been issued which address special rules that must be considered in determining whether the 46 day holding requirement is met. Moreover, the allowable percentage of the deduction will generally be reduced from 70% if a corporate shareholder owns shares of the Fund the financing of which is directly attributable to indebtedness incurred by such corporation. It should be noted that various legislative proposals that would affect the dividends received deduction have been introduced. To the extent dividends received by the Fund are attributable to foreign corporations, a corporate shareholder will not be entitled to the dividends received deduction with respect to its share of such foreign dividends since the dividends received deduction is generally available only with respect to dividends paid by domestic corporations. It should be noted that payments to the Fund of dividends on Equity Securities that are attributable to foreign corporations may be subject to foreign withholding taxes. Corporate shareholders should consult with their tax advisers with respect to the limitations on, and possible modifications to, the dividends received deduction.

  The foregoing is a general and abbreviated summary of the provisions of the Code and Treasury Regulations presently in effect as they directly govern the federal income taxation of the Fund and its shareholders and relates only to the federal income tax status of the Fund and to tax treatment of distributions by the Fund to United States shareholders. For complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative action, and any such change may be retroactive with respect to Fund transactions. Shareholders are advised to consult their own tax advisers for more detailed information concerning the federal taxation of the Fund and the income tax consequences to their shareholders, as well as with respect to foreign, state and local tax consequences of ownership of Fund shares.

                             PERFORMANCE INFORMATION

  The Fund may quote its yield, distribution rate, beta, average annual total return or cumulative total return in reports to shareholders, sales literature and advertisements each of which will be calculated separately for each class of shares.

  In accordance with a standardized method prescribed by rules of the Securities and Exchange Commission ("SEC"), yield is computed by dividing the net investment income per share earned during the specified one month or 30-day period by the maximum offering price per share on the last day of the period, according to the following formula:

               Yield = 2 [ (((a - b)/ cd ) + 1 )[to the power]6 - 1 ]

  In the above formula, a = dividends and interest earned during the period; b= expenses accrued for the period (net of reimbursements); c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and d = the maximum offering price per share on the last day of the period. In the case of Class A shares, the maximum offering price includes the current maximum front-end sales charge of 2.50%.

  In computing yield, the Fund follows certain standardized accounting practices specified by SEC rules. These practices are not necessarily consistent with those that the Fund uses to prepare its annual and interim financial statements in conformity with generally accepted accounting principles. Thus, the yield may not equal the income paid to shareholders or the income reported in a Fund's financial statements.

  The Fund may from time to time in its advertising and sales materials report a quotation of its current distribution rate. The distribution rate represents a measure of dividends distributed or a specified period. Distribution rate is computed by taking the most recent dividend per share, multiplying it as needed to annualize it, and dividing by the appropriate price per share. The distribution rate differs from yield and total return and therefore is not intended to be a complete measure of performance. Distribution rate may sometimes differ from yield because the Fund may be paying out more than it is earning.

  The Fund also may from time to time in its advertising and sales literature quote its beta. Beta is a standardized measure of a security's risk (variability of returns) relative to the overall market, i.e. the proportion of the variation in the security's returns that can be explained by the variation in the return of the overall market. For example, a security with a beta of
0.85 is expected to have returns that are 85% as variable as overall market returns. Conversely, a security with a beta of 1.25 is expected to have returns that are 125% as variable as overall market returns. The beta of the overall market is by definition 1.00.

  The formula for beta is given by:

Beta =   SUM   A * B / C

  where

    A   =  (Xi - X), i = 1,..., N
    B   =  (Yi - Y), i = 1,..., N
    C   =  SUM (Xi - X)[to the power]2 , i = 1,..., N
    Xi  =  Security Return in period i
    Yi  =  Market Return in period i
    X   =  Average all of observations Xi
    Y   =  Average of all observations Yi
    N   =  Number of observations in the measurement period

  All total return figures assume the reinvestment of all dividends and measure the net investment income generated by, and the effect of any realized and unrealized appreciation or depreciation of, the underlying investments in the Fund over a specified period of time. Average annual total return figures are annualized and therefore represent the average annual percentage change over the specified period. Cumulative total return figures are not annualized and represent the aggregate percentage or dollar value change over a stated period of time. Average annual total return and cumulative total return are based upon the historical results of the Fund and are not necessarily representative of the future performance of a Fund.

  The average annual total return quotation is computed in accordance with a standardized method prescribed by SEC rules. The average annual total return for a specific period is found by taking a hypothetical $1,000 investment ("initial investment") in Fund shares on the first day of the period, reducing the amount to reflect the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The redeemable value is then divided by the initial investment, and this quotient is taken to the Nth root (N representing the number of years in the period) and 1 is subtracted from the result, which is then expressed as a percentage. The calculation assumes that all income and capital gains distributions have been reinvested in Fund shares at net asset value on the reinvestment dates during the period.

  Calculation of cumulative total return is not subject to a prescribed formula. Cumulative total return for a specific period is calculated by first taking a hypothetical initial investment in Fund shares on the first day of the period, deducting (in some cases) the maximum sales charge, and computing the "redeemable value" of that investment at the end of the period. The cumulative total return percentage is then determined by subtracting the initial investment from the redeemable value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains distributions by the Fund have been reinvested at net asset value on the reinvestment dates during the period. Cumulative total return may also be shown as the increased dollar value of the hypothetical investment over the period. Cumulative total return calculations that do not include the effect of the sales charge would be reduced if such charge were included. Average annual and cumulative total returns may also be presented in advertising and sales literature without the inclusion of sales charges.

  From time to time, the Fund may compare its risk-adjusted performance with other investments that may provide different levels of risk and return. For example, the Fund may compare its risk level, as measured by the variability of its periodic returns, or its risk-adjusted total return, with those of other funds or groups of funds. Risk-adjusted total return would be calculated by adjusting each investment's total return to account for the risk level of the investment.

  The risk level for a class of shares of the Fund, and any of the other investments used for comparison, would be evaluated by measuring the variability of the investment's return, as indicated by the standard deviation of the investment's monthly returns over a specified measurement period (e.g., two years). An investment with a higher standard deviation of monthly returns would indicate that a fund had greater price variability, and therefore greater risk, than an investment with a lower standard deviation.

  The risk-adjusted total return for a class of shares of the Fund and for other investments over a specified period would be evaluated by dividing (a) the remainder of the investment's annualized two-year total return, minus the annualized total return of an investment in Treasury bill securities (essentially a risk-free return) over that period, by (b) the standard deviation of the investment's monthly returns for the period. This ratio is sometimes referred to as the "Sharpe measure" of return. An investment with a higher Sharpe measure would be regarded as producing a higher return for the amount of risk assumed during the measurement period than an investment with a lower Sharpe measure.

  Class A Shares of the Fund are sold at net asset value plus a maximum sales charge of 2.50% of the offering price. This current maximum sales charge will typically be used for purposes of calculating performance figures. Returns and net asset value of each class of shares of the Fund will fluctuate. Factors affecting the performance of the Fund include general market conditions, operating expenses and investment management. Any additional fees charged by a securities representative or other financial services firm would reduce returns described in this section. Shares of the Fund are redeemable at net asset value, which may be more or less than original cost. Class A shares under certain circumstances and Class C Shares may be subject to a contingent deferred sales load as set forth in the Fund's Prospectus.

  In reports or other communications to shareholders or in advertising and sales literature, the Fund may also compare its performance or the performance of its portfolio manager with that of, or reflect the performance of: (1) the Consumer Price Index; (2) mutual funds or mutual fund indexes as reported by Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. ("Morningstar"), Wiesenberger Investment Companies Service ("Wiesenberger") and CDA Investment Technologies, Inc. ("CDA") or similar independent services which monitor the performance of mutual funds, or other industry or financial publications such as Barron's, Changing Times, Forbes and Money Magazine; and/or (3) the S&P 500 Index, the Nasdaq-100 Index, or other unmanaged indices. Performance comparisons by these indexes, services or publications may rank mutual funds over different periods of time by means of aggregate, average, year-by-year, or other types of total return and performance figures. Any given performance quotation or performance comparison should not be considered as representative of the performance of the Fund for any future period. The Fund may also cite in its advertisements the aggregate amount of assets committed to index investing by pension funds and/or other institutional investors, and may refer to or discuss then-current or past economic conditions, developments or events.

  There are differences and similarities between the investments which the Fund may purchase and the investments measured by the indexes and reporting services which are described herein. The Consumer Price Index is generally considered to be a measure of inflation. Lipper, Morningstar, Wiesenberger and CDA are widely recognized mutual fund reporting services whose performance calculations are based upon changes in net asset value with all dividends reinvested and which do not include the effect of any sales charges.

  The Fund may also from time to time in its advertising and sales literature compare its current yield or total return with the yield or total return on taxable investments such as corporate or U.S. government bonds, bank certificates of deposit (CDs) or money market funds or indices that represent these types of investments. U.S. Government bonds are long-term investments backed by the full faith and credit of the U.S. government. Bank CDs are generally short-term, FDIC-insured investments, which pay fixed principal and interest but are subject to fluctuating rollover rates. Money market funds are short-term investments with stable net asset values, fluctuating yields and special features enhancing liquidity.

  The Fund commenced operations on December 7, 1999. The table below represents the investment returns of Class A Shares and Class C Shares for the period from the inception date of the respective class through the Fund's fiscal year ended November 30, 2000. As of the date of this Statement of Additional Information, there are no Class Y Shares outstanding. The total return figure for Class A Shares are shown both with and without the effect of the maximum sales charge. The total return figures for the Class C Shares include the effect of the applicable contingent deferred sales charge ("CDSC").

Nasdaq 100 Index Fund
                                              Cumulative
                                          Inception-11/30/00
                                          ------------------

      Class A (inception 12/7/99)
        Excluding sales charge                 -22.70%
        Including sales charge                 -24.66%
      Class C (inception 12/20/99)(1)          -28.06%

(1)  Total return figures for Class C Shares take into account a 1.00% CDSC.

                   ADDITIONAL INFORMATION ON THE PURCHASE AND
               REDEMPTION OF FUND SHARES AND SHAREHOLDER PROGRAMS

  As described in the Prospectus, the Fund provides you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences.

  Each class of shares of the Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among the Fund's classes of shares. There are no conversion, preemptive or other subscription rights.

  Shareholders of each class will share expenses (including advisory fees) proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees.

  The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) Securities and Exchange Commission ("SEC") and state securities registration fees incurred by a specific class of shares,
(iv) litigation or other legal expenses relating to a specific class of shares,
(vi) directors' fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

INITIAL AND SUBSEQUENT PURCHASE OF SHARES

  You may buy fund shares through your financial adviser or by calling Ranson toll-free at 877-NASDAQ2 (877-627-3272). You may pay for your purchase by Federal Reserve draft or by check made payable to "The Nasdaq 100

Index Fund, Class A, C, Y," delivered to your financial adviser or the Transfer Agent. When making your initial investment, you must also furnish the information necessary to establish your Fund account by completing and enclosing with your payment the application form included with the Prospectus (the "Application Form"). After your initial investment, you may make subsequent purchases at any time by forwarding to your financial adviser or Sunstone a check, in the amount of your purchase, made payable to "The Nasdaq 100 Index Fund, Class A, C, Y" and indicating on the check your account number. All payments need to be in U.S. dollars and should be sent directly to Sunstone at its address, P. O. Box 0641, Milwaukee, WI 53201-0641. A check drawn on a foreign bank or payable other than to the order of the Fund generally will not be acceptable. You may also wire Federal Funds directly to Sunstone, but your bank may charge a fee for this. For instructions on how to make Fund purchases by wire transfer, call Ranson toll-free at 877-NASDAQ2 (877-627-3272).

PURCHASE PRICE

  The price at which you purchase a class of Fund shares is based on the next calculation of the net asset value for that share class after your order is received in good form by the Transfer Agent. The net asset value per share of each share class is determined as of the close of trading (normally 4:00 p.m. eastern time) on each day the New York Stock Exchange is open for business. See "Net Asset Value," for a description of how net asset value is calculated.

MINIMUM INVESTMENT REQUIREMENTS

  The minimum initial investment is $2,500; $500 for a Traditional or Roth IRA Account; and $500 for a Uniform Gifts/Transfer to Minors Act Account. Additional purchases may be in amounts of $50 or more. These minimums may be changed at any time by the Fund. There are exceptions to these minimums for shareholders who qualify under reinvestment programs.

AUTOMATIC INVESTMENT PROGRAMS

  The Fund offers you several opportunities to capture the benefits of "dollar cost averaging" through systematic investment programs. In a regularly followed dollar cost averaging program, you would purchase more shares when Fund share prices are lower and fewer shares when Fund share prices are higher, so that the average price paid for Fund shares could be less than the average price of the Fund shares over the same time period. Dollar cost averaging does not assure profits or protect against losses in a steadily declining market. Since dollar cost averaging involves continuous investment regardless of fluctuating price levels, you should consider your financial ability to continue investing in declining as well as rising markets before deciding to invest in this way. The Fund offers the following two systematic investment programs.

AUTOMATIC INVESTMENT PLAN

  Once you have established a Fund account, you may make regular investments in an amount of $50 or more each month by authorizing Sunstone to draw preauthorized checks on your checking or savings account. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge in addition to the applicable sales charge is made in connection with this Plan, and there is no cost to the Fund. To obtain an application form for the Automatic Investment Plan, call Sunstone toll-free at 800-894-6510.

PAYROLL DIRECT DEPOSIT PLAN

  Once you have established a Fund account, you may, with your employer's consent, make regular investments in Fund shares of $25 or more per pay period (meeting the monthly minimum of $50) by authorizing your employer to deduct this amount automatically from your paycheck. There is no obligation to continue payments and you may terminate your participation at any time at your discretion. No charge is made for this Plan, and there is no cost to the Fund. To obtain an application form for the Payroll Direct Deposit Plan, call Sunstone toll-free at 800-894-6510.

ELECTRONIC FUNDS TRANSFER

  You can use Electronic Funds Transfer (EFT) to link your Fund account to your checking or savings account at a bank or other financial institution. EFT enables you to transfer money electronically between these accounts and perform a variety of account transactions. These include purchasing shares by telephone, investing through the Automatic Investment Plan, and sending dividends, distributions, redemption payments or Automatic Withdrawal Plan payments directly to your checking or savings account. Please refer to the Application Form for details, or call Sunstone toll-free at 800-894-6510 for more information.

  EFT privileges may be requested via an application you obtain by calling 877-NASDAQ2 (877-627-3272). EFT privileges will apply to each shareholder listed in the registration on your account as well as to your Authorized Dealer representative of record unless and until Sunstone receives written instructions terminating or changing those privileges. After you establish EFT for your account, any change of bank account information must be made by signature-guaranteed instructions to Sunstone signed by all shareholders who own the account.

  Purchases may be made by telephone only after your account has been established. To purchase shares in amounts up to $50,000 through a telephone representative, call Sunstone at 800-894-6510. The purchase payment will be debited from your checking or savings account.

CLASS A SHARES

  You may purchase Class A Shares at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. You may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A Shares are also subject to an annual service fee of 0.25% of average daily net assets of such Class. See "Distribution and Service Plans." Set forth below is an example of the method of computing the offering price of the Class A shares of the Fund. The example assumes a purchase on November 30, 2000 of Class A shares from the Fund aggregating less than $100,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

    Net Asset Value per share                                                 $7.74
    Per Share Sales Charge-2.50% of public offering price (2.56% of net
        asset value per share)                                                0.198
    Per Share Offering Price to the Public                                    $7.94
    Shares Outstanding (as of November 30, 2000)                            549,529

The Fund receives the entire net asset value of all Class A Shares that are sold. Ranson retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to Authorized Dealers.

  Certain commercial banks may make Class A Shares of the Fund available to their customers on an agency basis. Pursuant to the agreements between Ranson and these banks, some or all of the sales charge paid by a bank customer in connection with a purchase of Class A Shares may be retained by or paid to the bank. Certain banks and other financial institutions may be required to register as securities dealers in certain states.

REDUCTION OR ELIMINATION OF UP-FRONT SALES CHARGE ON CLASS A SHARES PURCHASE
    AVAILABILITY

RIGHTS OF ACCUMULATION

  You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if the amount of your purchase, when added to the value that day of all of your prior purchases of shares of the Fund, falls within the amounts stated in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Prospectus. You or your financial adviser must notify the Fund's transfer agent of any cumulative discount whenever you plan to purchase Class A Shares of the Fund that you wish to qualify for a reduced sales charge.

LETTER OF INTENT

  You may qualify for a reduced sales charge on a purchase of Class A Shares of the Fund if you plan to purchase Class A Shares of the Fund over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A sales charges and commissions table in "How to Choose a Share Class" in the Prospectus. In order to take advantage of this option, you must sign and deliver either to an Authorized Dealer or to the Fund's transfer agent a written Letter of Intent in a form acceptable to Ranson. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales chargeas shown in the Class A sales charge and commissions table cited above. You may count shares of the Fund that you already own on which you paid an up-front sales charge or an ongoing distribution fee and any Class C shares of the Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A Shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A Shares that you purchase without a sales charge through investment of distributions from a Ranson Unit Investment Trust.

  By establishing a Letter of Intent, you agree that your first purchase of Class A Shares of the Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A Shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13-month period equal or exceed the amount specified in your Letter of Intent, the Class A Shares held in escrow will be transferred to your account. If the total purchases, less redemptions, exceed the amount specified in your Letter of Intent and thereby qualify for a lower sales charge than the sales charge specified in your Letter of Intent, you will receive this lower sales charge retroactively, and the difference between it and the higher sales charge paid will be used to purchase additional Class A Shares on your behalf. If the total purchases, less redemptions, are less than the amount specified, you must pay Ranson an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by Ranson or your financial adviser, Ranson will redeem an appropriate number of your escrowed Class A Shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint Ranson as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

  You or your financial adviser must notify the Fund's transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

REINVESTMENT OF RANSON UNIT INVESTMENT TRUST DISTRIBUTIONS

  You may purchase Class A Shares without an up-front sales charge by reinvestment of distributions from any of the various unit investment trusts sponsored by Ranson after an account has been established under the minimum initial investment guidelines outlined in the Prospectus.

GROUP PURCHASE PROGRAMS

  If you are a member of a qualified group, you may purchase Class A Shares of the Fund at the reduced sales charge applicable to the group's purchases taken as a whole. A "qualified group" is one which has previously been in existence, has a purpose other than investment, has ten or more participating members, has agreed to include Fund sales publications in mailings to members and has agreed to comply with certain administrative requirements relating to its group purchases.

  Under any group purchase program, the minimum initial investment in Class A Shares of the Fund for each participant in the program is $2,500 and the minimum monthly investment in Class A Shares of the Fund by each participant is $50. No certificate will be issued for any participant's account. All dividends and other distributions by the Fund will be reinvested in additional Class A Shares of the Fund. No participant may utilize an automatic withdrawal program.

  To establish a group purchase program, both the group itself and each participant must fill out application materials, which the group administrator may obtain from the group's financial adviser, by calling Ranson toll-free at 877-NASDAQ2 (877-627-3272).

REINVESTMENT OF REDEMPTION PROCEEDS FROM UNAFFILIATED FUNDS

  You may also purchase Class A Shares at net asset value without a sales charge by reinvesting the proceeds of the redemption of shares of one or more registered investment companies not affiliated with Ranson, provided the reinvestment of these proceeds (together with any shares of the Fund you currently own) meet the minimum initial investment guidelines outlined in the prospectus and the purchase takes place through an Authorized Dealer. You must also provide appropriate documentation that the redemption occurred not more than one year prior to the reinvestment of the proceeds in Class A Shares, and that you either paid an up-front sales charge or were subject to a contingent deferred sales charge in respect of the redemption of such shares of such other investment company.

ELIMINATION OF SALES CHARGE ON CLASS A SHARES

  Class A Shares of the Fund may be purchased at net asset value without a sales charge by the following categories of investors:

  *  investors purchasing $1,000,000 or more;

  *  officers, trustees and former trustees of the Trust;

  * bona fide, full-time and retired employees and directors of Ranson or their immediate family members;

  * any person who, for at least 90 days, has been a bona fide employee of any Authorized Dealer, or their immediate family members;

  * bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

  * clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services;

  *  employees of vendors providing services to the Trust;

  *  retirement plans (other than IRAs); and

  *  the Trust's investment adviser.

  Any Class A Shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Fund. You or your financial adviser must notify the Fund's transfer agent whenever you make a purchase of Class A Shares of the Fund that you wish to be covered under these special sales charge waivers.

  Class A Shares of the Fund may be issued at net asset value without a sales charge in connection with the acquisition by the Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Fund.

  In determining the amount of your purchases of Class A Shares of the Fund that may qualify for a reduced sales charge, the following purchases may be combined: (1) all purchases by a trustee or other fiduciary for a single trust, estate or fiduciary account; (2) all purchases by individuals and their immediate family members (i.e., their spouses, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling's spouse, and a spouse's siblings); or (3) all purchases made through a group purchase program as described above.

  The reduced sales charge programs may be waived or reduced by the Fund at any time. To encourage their participation, the Fund waives the sales charge on Class A shares to trustees and officers of the Trust and other affiliated persons of the Trust and Ranson as noted above.

  For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required applicable forms, call Ranson toll-free at 877-NASDAQ2 (877-627-3272).

CLASS Y SHARE PURCHASE ELIGIBILITY

  Class Y Shares are available for the following categories of investors:

  *  Insurance Companies

  *  Registered Investment Companies

  *  Employee Benefit Plans ($10 million or greater)

  *  Bank Trust Departments

  *  the Trust's investment adviser

  The reduced sales charge programs may be modified or discontinued by the Fund at any time.

CLASS C SHARES

  You may purchase Class C Shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C Shares are subject to an annual distribution fee of 0.75% to compensate Ranson for paying your financial adviser an ongoing sales commission. Class C Shares are also subject to an annual service fee of 0.25% to compensate Authorized Dealers for providing you with on-going financial advice and other account services. Ranson compensates Authorized Dealers for sales of Class C Shares at the time of the sale at a rate of 1% of the amount of Class C Shares purchased, which represents an advance of the first year's distribution fee of 0.75% plus an advance on the first year's service fee of 0.25%. See "Distribution and Service Plans."

  Redemptions of Class C Shares within 12 months of purchase will be subject to a contingent deferred sales charge ("CDSC") of 1% of the lesser of the purchase price or redemption value of the shares redeemed. Because Class C Shares do not convert to Class A Shares and continue to pay an annual distribution fee indefinitely, Class C Shares should normally not be purchased by an investor who expects to hold shares for significantly longer than 3 years.

REDEMPTION

  You may redeem shares by sending a written request for redemption directly to the Fund, c/o Sunstone Financial Group, Inc., P. O. Box 0641, Milwaukee, WI 53201-0641. Requests for redemption must be signed by each shareholder exactly as their name appears on the records of the Fund and, if the redemption proceeds exceed $50,000 or are payable other than to the shareholder of record at the address of record (which address may not have changed in the preceding 30 days), the signature must be guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. A signature guarantee is always required from corporations, executors, administrators, trustees, guardians or associations. You will receive payment based on the net asset value per share next determined after receipt by the Fund of a properly executed redemption request in proper form. A check for the redemption proceeds will be mailed to you within seven days after receipt of your redemption request. For accounts registered in the name of a broker-dealer, payment will be forwarded within three business days. However, if any shares to be redeemed were purchased by check within 15 days prior to the date the redemption request is received, the Fund will not mail the redemption proceeds until the check received for the purchase of shares has cleared, which may take up to 15 days or unless you have a sufficient collected balance in your account to cover the redemption.

TELEPHONE AND ELECTRONIC REDEMPTIONS

  If you have authorized telephone redemption and your account address has not changed within the last 30 days, you can redeem shares by calling Sunstone at 800-894-6510. While you may make telephone redemption requests, redemption checks will be issued only in the name of the shareholder of record and will be mailed to the address of record. If your telephone request is received prior to 4:00 p.m. eastern time, the redemption check will normally be mailed the next business day. For requests received after 4:00 p.m. eastern time, the redemption will be effected at 4:00 p.m. eastern time the following business day and the check will normally be mailed on the second business day after the request.

  If you have authorized electronic fund redemption or established EFT privileges, you can take advantage of the following expedited redemption procedures to redeem shares held in non-certificate form that are worth at least $1,000. You may make electronic fund redemption requests through a phone representative or EFT redemption requests by calling Sunstone at 800-894-6510. If a redemption request is received after 4:00 p.m. eastern time, the redemption will be made as of 4:00 p.m. the following business day. Proceeds of electronic fund redemptions will normally be wired on the second business day following the redemption, but may be delayed one additional business day if the Federal Reserve Bank of Boston or the Federal Reserve Bank of New York is closed on the day redemption proceeds would ordinarily be wired. The Fund reserves the right to charge a fee for electronic fund redemption. Proceeds of redemptions through EFT will normally be wired to your EFT bank account on the second or third business day after the redemption.

  Before you may redeem shares electronically by phone or through EFT, you need to complete the telephone redemption authorization section of the Application Form and return it to Sunstone. If you did not authorize telephone redemption when you opened your account, you may obtain a telephone redemption authorization form by writing the Fund or by calling Sunstone toll-free at 800-894-6510. Proceeds from electronic share redemptions will be transferred by Federal Reserve wire only to the commercial bank account specified by the shareholder on the Application Form. You need to send a written request to Sunstone in order to establish multiple accounts, or to change the account or accounts designated to receive redemption proceeds. These requests must be signed by each account owner with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to a Fund. Further documentation may be required from corporations, executors, trustees or personal representatives.

  For the convenience of shareholders, the Fund has authorized Ranson as its agent to accept orders from financial advisers by wire or telephone for the redemption of Fund shares. The redemption price is the first net asset value of the appropriate share class (subject to any applicable CDSC) determined following receipt of an order placed by the financial adviser. The Fund makes payment for the redeemed shares to the securities representatives who placed the order promptly upon presentation of required documents with signatures guaranteed as described above. Neither the Fund nor Ranson charges any redemption fees. However, redemptions by wire will be charged a $10 fee and redemptions from IRA accounts a $12.50 fee. In addition, your financial adviser may charge you for serving as agent in the redemption of shares.

  The Fund reserves the right to refuse telephone redemptions and, at its option, may limit the timing, amount or frequency of these redemptions. Telephone redemption procedures may be modified or terminated at any time, on 30 days' notice, by the Fund. The Fund, the Fund's transfer agent and Ranson will not be liable for following telephone instructions reasonably believed to be genuine. The Fund employs procedures reasonably designed to confirm that telephone instructions are genuine. These procedures include recording all telephone instructions and requiring up to three forms of identification prior to acting upon a caller's instructions. If the Fund does not follow reasonable procedures for protecting shareholders against loss on telephone transactions, it may be liable for any losses due to unauthorized or fraudulent telephone instructions.

AUTOMATIC WITHDRAWAL PLAN

  If you own Fund shares currently worth at least $10,000, you may establish an Automatic Withdrawal Plan by completing an application form of the Plan. You may obtain an application form by calling Sunstone toll-free at 800-894-6510.

  The Plan permits you to request periodic withdrawals on a monthly, quarterly, semi-annual or annual basis in an amount of $50 or more. Depending upon the size of the withdrawals requested under the Plan and fluctuations in the net asset value of Fund shares, these withdrawals may reduce or even exhaust your account.

SUSPENSION OF RIGHT OF REDEMPTION

  The Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists as determined by the Securities and Exchange Commission so that trading of the Fund's investment or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the Securities and Exchange Commission by order may permit for protection of Fund shareholders.

INVOLUNTARY REDEMPTION

  The Fund may, from time to time, establish a minimum total investment for Fund shareholders, and the Fund reserves the right to redeem your shares if your investment is less than the minimum after giving you at least 30 days' notice. If any minimum total investment is established, and if your account is below the minimum, you will be allowed 30 days following the notice in which to purchase sufficient shares to meet the minimum.

GENERAL MATTERS

  In addition to the types of compensation to dealers to promote sales of Fund shares that are described in the Prospectus, Ranson may from time to time make additional reallowances only to certain Authorized Dealers who sell or are expected to sell certain minimum amounts of shares of the Fund and Ranson unit investment trusts during specified time periods. Promotional support may include providing sales literature to and holding informational or educational programs for the benefit of such Authorized Dealers' representatives, seminars for the public, and advertising and sales campaigns. Ranson may reimburse a participating Authorized Dealer for up to one-half of specified media costs incurred in the placement of advertisements which jointly feature the Authorized Dealer and the Fund and Ranson unit investment trusts.

  To help advisers and investors better understand and more efficiently use the Fund to reach their investment goals, the Fund may advertise and create specific investment programs and systems. For example, this may include information on how to use the Fund to accumulate assets for future education needs or periodic payments such as insurance premiums. The Fund may produce software, electronic information sites, or additional sales literature to promote the advantages of using the Fund to meet these and other specific investor needs.

  The Fund may authorize one or more brokers to accept on its behalf purchase and redemptions orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the New York Stock Exchange will receive the day's share price; orders accepted after the close of trading will receive the next business day's share price.

  If you choose to invest in the Fund, an account will be opened and maintained for you by the Transfer Agent. The Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements. Shares will be registered in the name of the investor or the investor's financial adviser. A change in registration or transfer of shares held in the name of your financial adviser's firm can only be made by an order in good form from the financial adviser acting on your behalf.

  Authorized Dealers are encouraged to open single master accounts. However, some Authorized Dealers may wish to use the sub-accounting system of the Transfer Agent to minimize their internal recordkeeping requirements. An Authorized Dealer or other investor requesting shareholder servicing or accounting other than the master account or sub-accounting service offered by the Transfer Agent will be required to enter into a separate agreement with another agent for these services for a fee that will depend upon the level of services to be provided.

  The Shares are offered continuously. However, subject to the rules and regulations of the Securities and Exchange Commission, the Fund reserves the right to suspend the continuous offering of it shares at any time, but no suspension shall affect your right of redemption.

  Ranson serves as the principal underwriter of the shares of the Fund pursuant to a "best efforts" arrangement as provided by a distribution agreement with the Trust ("Distribution Agreement"). Pursuant to the Distribution Agreement, the Trust appointed Ranson to be its agent for the distribution of the Fund's shares on a continuous offering basis. Ranson sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as "Dealers"), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, Ranson, at its own expense, finances certain activities incident to the sale and distribution of the Fund's shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and paying compensation and giving of concessions to dealers.
Ranson receives for its services the excess, if any, of the sales price of the Fund's shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares (Ranson may act as such a Dealer) as set forth in the Fund's Prospectus. Ranson receives compensation pursuant to the distribution and service plan adopted by the Trust pursuant to Rule 12b-1 and described under "Distribution and Service Plan." Ranson receives any CDSCs imposed on redemption of shares.

  From the Fund's inception (December 7, 1999) through the Fund's fiscal year ended November 30, 2000, the aggregate amount of underwriting commissions with respect to the sale of Fund shares was $111,232 and the amount retained by Ranson, as underwriter, was $42,671. The following table sets forth all commissions and any other compensation received by Ranson from the Fund's inception date through its fiscal year ended November 30, 2000.

    Name of       Net Underwriter      Compensation
   Principal       Discounts and      on Redemptions       Brokerage         Other
  Underwriter       Commissions       and Repurchases     Commissions     Compensation
  -----------     ---------------     ---------------     -----------     ------------

     Ranson           $42,671              $1,318             $0               $0


                          DISTRIBUTION AND SERVICE PLAN

  The following information supplements and should be read in conjunction with the section in the Fund's Prospectus entitled "Distribution and Service Plan."

  The Fund has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which Class C Shares will be subject to an annual distribution fee and Class A Shares, Class C Shares and Class Y Shares shall be subject to an annual service fee. The distribution fee applicable to Class C Shares under the Fund's Plan will be payable to reimburse Ranson for services and expenses incurred in connection with the distribution of Class C Shares. These expenses include payments to Authorized Dealers, including Ranson, who are brokers of record with respect to Class C Shares, as well as, without limitation, expenses of printing and distributing prospectuses and statements of additional information to persons other than shareholders of the Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class C Shares, certain other expenses associated with the distribution of Class C Shares, and any distribution-related expenses that may be authorized from time to time by the Board of Trustees.

  The service fee applicable to Class A Shares, Class C Shares and Class Y Shares under the Fund's Plan may be spent by Ranson for personal services rendered to shareholders and/or the maintenance of shareholder accounts by Authorized Dealers (including Ranson). The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund, producing and disseminating shareholder communications or servicing materials, and providing reports and other information, and services related to the maintenance of such shareholder accounts.

  The Fund may spend up to .25 of 1% per year of the average daily net assets of each of Class A Shares, Class C Shares and Class Y Shares as a service fee under the Plan as applicable to Class A Shares, Class C Shares and Class Y Shares, respectively. The Fund may spend up to .75 of 1% per year of the average daily net assets of Class C Shares as a distribution fee. The amounts paid to Ranson under the Plan compensate Ranson for the above services regardless of the expenses it incurs in providing such services. Ranson may retain any distribution fee or service fees not paid to Authorized Dealers.

  Under the Fund's Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the Trustees who are not "interested persons" and who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the non-interested Trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the Trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the non-interested Trustees by a vote a cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the non-interested Trustees of the Trust will be committed to the discretion of the non-interested Trustees then in office.

  Ranson, the Fund's adviser and underwriter, is a privately held corporation and the majority of its stock is owned by employees and officers of the firm. Alex Meitzner, Chairman of the Board of Ranson, is also Chairman, a trustee and a Vice President of the Fund. Robin Pinkerton, President, Chief Financial Officer, Chief Compliance Officer and Chief Operations Officer of Ranson is also President, Secretary, Treasurer, controller and trustee of the Fund. See "Management." Because Mr. Meitzner and Ms. Pinkerton are shareholders of Ranson, they may indirectly benefit from the payment of 12b-1 fees by the Fund to the Underwriter.

  From the Fund's inception (December 7, 1999) through its fiscal year ended November 30, 2000, the Fund incurred 12b-1 fees pursuant to its Plan in the amounts set forth in the table below. For this period, all the 12b-1 service fees on Class A Shares were paid out to Ranson which intends to pay such fees as compensation to eligible Authorized Dealers for providing services to shareholders relating to their investments. Authorized Dealers are eligible to receive service fees if the Class A Shares are held for one year following the date of purchase. After one year, these fees are then paid to Authorized Dealers quarterly thereafter. If the Class A Shares are not held for a full year, any service fees on those shares are retained by Ranson. As of the end of the Fund's first fiscal year, the Fund has not had a full year of operations to determine the Authorized Dealers eligible to receive the service fees on Class A Shares or the amount due such dealers. With respect to Class C Shares, Ranson advances the first year's service and distribution fees to Authorized Dealers. From the Fund's inception through its fiscal year ended November 30, 1999, Ranson advanced $49,923 in 12b-1 distribution and service fees to Authorized Dealers as compensation in connection with the distribution of Class C Shares and for providing services to shareholders of that class. Accordingly, all 12b-1 service and distribution fees on Class C Shares collected during the first year following a purchase are retained by Ranson to compensate it for commissions advanced to Authorized Dealers. After the first year following a purchase, the 12b-1 service and distribution fees on Class C Shares are paid to Authorized Dealers on a quarterly basis. Although there are no Class Y Shares outstanding, as of the date of this Statement of Additional Information, service fees on those shares will be paid to eligible Authorized Dealers following the first year of purchase similar to Class A Shares. If the Class Y Shares are not held for a full year, the service fees on those shares will be retained by Ranson.

                                  For the fiscal year
                                Ended November 30, 2000
                                -----------------------
              Class A                    $ 6,344
              Class C                    $25,400
              Class Y*                   $    --
                                         -------

               Total                     $31,744
                                         =======

* As of the date of this Statement of Additional Information, the Fund has no Class Y Shares outstanding.

                  INDEPENDENT PUBLIC ACCOUNTANTS AND CUSTODIAN

  Ernst & Young LLP, independent public accountants, 233 South Wacker Drive, Chicago, IL 60606, have been selected as auditors for the Fund. In addition to audit services, Ernst & Young LLP, will provide consultation and assistance on accounting, internal control, tax and related matters. The financial statements included in this Statement of Additional Information have been audited by Ernst & Young LLP, as indicated in their report with respect thereto, and have been included in reliance upon the authority of said firm as experts in giving said report.

  The custodian of the assets of the Fund is UMB Bank n.a., 928 Grand Boulevard, Kansas City, MO 64106.

                              FINANCIAL STATEMENTS

  The audited financial statements for the Fund's most recent fiscal year appear in the Fund's Annual Report and are incorporated herein by reference. The Annual Report accompanies this Statement of Additional Information.

                            GENERAL TRUST INFORMATION

  The Fund is a series of the Trust. The Trust is an open-end management investment company under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on October 4, 1999. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series or "Funds," which may be divided into classes of shares. Currently, the Fund is the only series authorized and outstanding and offers three classes of shares designated as Class A shares, Class C shares and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, differences in eligible investors, class designations, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares.
There are no conversion, preemptive or other subscription rights. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

  The Fund is not required and does not intend to hold annual meetings of shareholders. Shareholders owning at least 25% of the outstanding shares of the Fund have the right to call a special meeting (10% of the outstanding shares if the purpose is to remove a Trustee).

  Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Fund believes the likelihood of the occurrence of these circumstances is remote.

  The Trust and its adviser and principal underwriter have adopted a code of ethics under rule 17j-1 of the Investment Company Act which permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund.

PART C - OTHER INFORMATION

ITEM 23:EXHIBITS:

(a)(1).     Declaration of Trust of Registrant. (1)
(a)(2).     Certificate for the Establishment and Designation of Classes for the
              Nasdaq 100 Index Fund, dated August 10, 1999.(1)
(b).        By-Laws of Registrant.(1)
(c).        Not applicable.
(d)(1).     Management Agreement between Registrant and Ranson & Associates, Inc. on behalf of the Nasdaq 100 Index Fund.(2)
(e)(1).     Distribution Agreement between Registrant and Ranson & Associates, Inc.(2)
(e)(2).     Form of Dealer Agreements.(2)
(f).        Not applicable.
(g).        Custodian Agreement between Registrant and UMBBank, n.a.(3)
(h)(1).     Transfer Agency Agreement between Registrant and Sunstone Financial Group, Inc.(2)
(h)(2).     Administration and Fund Accounting Agreement between Registrant and Sunstone Financial Group, Inc.(2)
(i)(1).     Opinion and consent of Chapman and Cutler, dated December 6, 1999.(2)
(i)(2).     Opinion and consent of Chapman and Cutler dated March 29, 2001.(3)
(j).        Consent of Independent Public Accountants.(3)
(k).        Not applicable.
(l).        Subscription Agreement with Ranson & Associates, Inc.(2)
(m).        Distribution and Service Plan Pursuant to Rule 12b-1 for the Shares of the Fund.(2)
(n).        Multi-Class Plan.(2)
(o).        Not applicable.
(p).        Code of Ethics.(2)
(z)(1).     Original Powers of Attorney for Messrs. Meitzner, Abraham, Callahan and Reichert and Ms. Pinkerton,
              Trustees authorizing, among others, Alex R. Meitzner, Robin K. Pinkerton, and Douglas K. Rogers to
              execute the Registration Statement.(2)

---------------
(1) Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2) Incorporated by reference to pre-effective amendment no.1 filed on Form N-1A for Registrant.
(3)  Filed herewith.

ITEM 24:PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH FUND.

  Not Applicable

ITEM 25:INDEMNIFICATION

  Article IX of Registrant's Declaration of Trust provides as follows:

  Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person"), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

  No indemnification shall be provided hereunder to a Covered Person:

  (a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

  (b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

  (c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

       (i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

       (ii)  by written opinion of independent legal counsel.

  The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

  Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Article shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Article, provided that either:

  (a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

  (b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is a reason to believe that the recipient ultimately will be found entitled to indemnification.

  As used in this Article, a "Disinterested Trustee" is one (a) who is not an "interested person" of the Trust as defined in the 1940 Act (including anyone who has been exempted from being an "interested person" by any rule, regulation or order of the Commission), and (b) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

  As used in this Article, the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word "liability" and "expenses" shall include without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26:BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

  (a) Ranson & Associates, Inc. ("Ranson") manages the Registrant. Ranson also serves as the sponsor of approximately 460 unit investment trusts and has underwritten more than $1,525,000,000 investment company securities. The principal business address for all of these investment companies is 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241. Ranson also serves as financial advisor and underwriter for Kansas municipalities.

  A description of any other business, profession, vocation or employment of a substantial nature in which the directors and officers of Ranson who serve as officers or Trustees of the Registrant have engaged during the last two years for his or her account or in the capacity of director, officer, employee, partner or trustee appears under "Management" in the Statement of Additional Information.

ITEM 27:PRINCIPAL UNDERWRITERS

  (a) Ranson & Associates, Inc. ("Ranson") acts as sponsor/principal underwriter for Ranson Unit Investment Trusts, Kansas Tax-Exempt Trusts, and Ranson Multi-State Trusts; and as successor sponsor for Kemper Tax-Exempt Trusts, Kemper Defined Funds and Everen Unit Investment Trusts with assets of approximately $1,525,000,000.

  (b)  NAME AND PRINCIPAL              POSITIONS AND OFFICES                  POSITIONS AND OFFICES
       BUSINESS ADDRESS                   WITH UNDERWRITER                       WITH REGISTRANT
       ------------------              ---------------------                  ---------------------
       Alex R. Meitzner                Chairman of the Board                  Chairman of the Board,
       Ranson & Associates, Inc.                                              Trustee, and Vice President
       250 N. Rock Road, Suite 150
       Wichita, KS  67206

       Robin K. Pinkerton              President, Director, Chief             President, Chief Financial
       Ranson & Associates, Inc.       Financial Officer, Chief Operation     Officer, Secretary/Treasurer,
       250 N. Rock Road, Suite 150     Officer, Chief Compliance              Controller and Trustee
       Wichita, KS  67206              Officer

       Douglas K. Rogers               Executive Vice President,              Vice President
       Ranson & Associates, Inc.       Director
       250 N. Rock Road, Suite 150
       Wichita, KS  67206

  (c)  Not applicable.

ITEM 28:LOCATION OF ACCOUNTS AND RECORDS

  Ranson & Associates, Inc., 250 North Rock Road, Suite 150, Wichita, Kansas 67206-2241, maintains the Declaration of Trust, By-Laws, minutes of trustees and shareholder meetings and contracts of the Registrant and all advisory material of the investment adviser.

  UMB Bank, n.a., 928 Grand Boulevard, Kansas City, MO 64106 maintains all required records in its capacity as custodian for the Registrant.

  Sunstone Financial Group, Inc., 803 W. Michigan, Suite A, Milwaukee, WI 53233, maintains all required records in its capacity as transfer agent, administrator and fund accountant for Registrant.

ITEM 29:MANAGEMENT SERVICES

  Not applicable.

ITEM 30:UNDERTAKINGS

  (a)  Not applicable.

                                   SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf of the undersigned, thereunto duly authorized, in the City of Wichita, and State of Kansas, on the 29th day of March, 2001.

                                  EAGLE FUNDS


                                  By   /s/ Robin K. Pinkerton
                                     ----------------------------
                                        Robin K. Pinkerton
                                        President

  Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

       SIGNATURE                    TITLE                        DATE

  /s/ Robin K. Pinkerton     President, Secretary,           March 29, 2001
--------------------------   Treasurer, Trustee
Robin K. Pinkerton           (Controller, Principal
                             Executive Officer)


                                                    )
Alex R. Meitzner             Chairman, Vice         )
                             President and Trustee  )
                                                    )
                                                    )
                                                    )
Robert Abraham               Trustee                )
                                                    ) By /s/ Robin K. Pinkerton
                                                    )    ----------------------
                                                    )      Robin K. Pinkerton
Frank W. Callahan            Trustee                )       Attorney-in-fact
                                                    )
                                                    )
                                                    )       March 29, 2001
Ralph Reichert               Trustee                )
                                                    )


  An original powers of attorney authorizing, among others, Robin K. Pinkerton and/or Alex R. Meitzner to execute this Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Registration Statement is filed, have been executed and have previously been filed with the Securities and Exchange Commission.

                                  EXHIBIT INDEX

  EXHIBIT                                                                    SEQUENTIAL
   NUMBER            EXHIBIT                                                 NUMBERED PAGE

    (g)      Custodian Agreement between Registrant
             and UMB Bank, n.a.
    (i)(2) Opinion and Consent of Chapman and Cutler, dated March 29, 2001.
    (j)      Consent of Independent Public Accountants.
